UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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CONMED CORPORATION
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CONMED CORPORATION

525 French Road

Utica, New York 13502

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONMED Corporation (the “Company”) will be held at the offices of the Company at 525 French Road, Utica, New York on Monday, May 21, 2012 at 3:30 p.m. (New York time), for the following purposes:

(1)	To elect seven directors to serve on the Company’s Board of Directors;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

(3)	To hold an advisory vote on executive compensation;

(4)	To approve the CONMED Corporation Executive Bonus Plan;

(5)	To approve the Amended and Restated Long-Term Incentive Plan; and

(6)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The shareholders of record at the close of business on April 3, 2012, are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof.

Even if you plan to attend the Annual Meeting in person, we request that you mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be certain of being represented and voted at the meeting. Any proxy given by a shareholder may be revoked by that shareholder at any time prior to the voting of the proxy.

By Order of the Board of Directors,
/s/ Heather L. Cohen
Heather L. Cohen Secretary

April 10, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2012

The Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders, the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2011 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available at http://www.cfpproxy.com/2982.

CONMED CORPORATION

525 French Road

Utica, New York 13502

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2012

The enclosed proxy is solicited by and on behalf of the Board of Directors of CONMED Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on Monday, May 21, 2012, at 3:30 p.m. (New York time), at the offices of the Company at 525 French Road, Utica, New York, and any adjournment thereof (“the Annual Meeting”). The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the meeting and this proxy statement. This proxy statement, the related form of proxy and the Company’s Annual Report to Shareholders are being mailed on or about April 10, 2012, to all shareholders of record on April 3, 2012. Shares of the Company’s common stock, par value $.01 per share (“Common Stock”), represented in person or by proxy will be voted as described in this proxy statement or as otherwise specified by the shareholder. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later-dated proxy or by attending the meeting and voting in person.

The persons named as proxies are Joseph J. Corasanti and Daniel S. Jonas, who are, respectively, the President and Chief Executive Officer, and the Vice President – Legal Affairs and General Counsel of the Company. The cost of preparing, assembling and mailing the proxy, this proxy statement and other material enclosed, and all clerical and other expenses of solicitations, will be borne by the Company. In addition to the solicitation of proxies by use of the mail, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or personal interview. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such parties and will reimburse such parties for their expenses in forwarding soliciting material.

Votes at the 2012 Annual Meeting will be tabulated by a representative of the Registrar and Transfer Company, which has been appointed by the Company’s Board of Directors to serve as inspector of election.

VOTING RIGHTS

The holders of record of the 28,199,293 shares of Common Stock outstanding on April 3, 2012 will be entitled to one vote for each share held on all matters coming before the meeting. The holders of record of a majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the meeting. Shareholders are not entitled to cumulative voting rights. Under the rules of the Securities and Exchange Commission, or the SEC, boxes and a designated blank space are provided on the proxy card for shareholders if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director. In accordance with New York State law, such abstentions are not counted in determining the votes cast at the meeting. With respect to Proposal (1), the director nominees who receive the greatest number of votes at the meeting will be elected to the Board of Directors of the Company. Votes against, and votes withheld in respect of, a candidate have no legal effect. Proposal (2), (4) and (5) requires the affirmative vote of the holders of a majority of the votes cast at the meeting in order to be approved by the shareholders. Proposal (3) requires the favorable vote of a majority of the votes cast at the meeting required for approval, on an advisory basis.

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When properly executed, a proxy will be voted as specified by the shareholder. If no choice is specified by the shareholder, a proxy will be voted “for” all portions of items (1), (2), (3), (4) and (5) and in the proxies’ discretion on any other matters coming before the meeting.

Under the rules of the New York Stock Exchange, Inc., which effectively govern the voting by any brokerage firm holding shares registered in its name or in the name of its nominee on behalf of a beneficial owner, Proposal (2) is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days prior to the Annual Meeting. Proposals (1), (3), (4) and (5) are considered “non-discretionary” and brokers who received no instructions from their clients do not have discretion to vote on these items. The broker non-votes will be treated in the same manner as votes present.

As of April 3, 2012, the closing price of a share of Common Stock on the NASDAQ Stock Market was $30.42.

PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING

There are four proposals expected to be submitted for shareholder approval at the Annual Meeting and one proposal of an advisory nature. The first proposal concerns the election of directors. The second proposal concerns ratifying the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm. The third proposal concerns the advisory vote on executive compensation. The fourth proposal concerns the approval of the CONMED Corporation Executive Bonus Plan. The fifth proposal concerns approval of the Amended and Restated Long-Term Incentive Plan. These proposals are more fully described below.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to serve on the Company’s Board of Directors. The shares represented by proxies will be voted as specified by the shareholder. If the shareholder does not specify his or her choice, the shares will be voted in favor of the election of the nominees listed on the proxy card, except that in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other persons as the Corporate Governance and Nominating Committee of the Board of Directors may recommend. The Company does not presently contemplate that any of the nominees will become unavailable for election for any reason. The director nominees who receive the greatest number of votes at the meeting will be elected to the Board of Directors of the Company. Votes against, and votes withheld in respect of, a candidate have no legal effect. Shareholders are not entitled to cumulative voting rights.

The Board of Directors presently consists of seven directors. Directors hold office for terms expiring at the next annual meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees proposed for election at the Annual Meeting is presently a member of the Board of Directors and has been elected by the shareholders.

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The following table sets forth certain information regarding the members of, and nominees for, the Board of Directors:

NOMINEES FOR ELECTION AT THE 2012 ANNUAL MEETING

Name	Age	Served As Director Since	Principal Occupation or Position with the Company
Eugene R. Corasanti	81	1970	Chairman of the Board of Directors and Vice Chairman of the Company.

Joseph J. Corasanti	48	1994	President and Chief Executive Officer of the Company; Director of the Company; Director of II-VI, Inc. (NASDAQ: IIVI).

Bruce F. Daniels	77	1992	Executive, retired; former Controller of Chicago Pneumatic Tool Company; Director of the Company. As noted below, the Board of Directors has determined that Mr. Daniels is independent, and is an audit committee financial expert.

Jo Ann Golden	64	2003	Partner of Dermody, Burke and Brown, CPAs, LLC (accountants); Director of the Company; Director of the Bank of Utica. As noted below, the Board of Directors has determined that Ms. Golden is independent, and is an audit committee financial expert.

Stephen M. Mandia	47	2002	Chairman of the Board of Directors of Sovena USA, formerly East Coast Olive Oil Corp. and now a subsidiary of Sovena Group Chairman of the Board of Eva Gourmet, and Chief Executive Officer of Mandia International Trading Corp.; Director of the Company. As noted below, the Board of Directors has determined that Mr. Mandia is independent.

Stuart J. Schwartz	75	1998	Physician, retired; Director of the Company. As noted below, the Board of Directors has determined that Dr. Schwartz is independent.

Mark E. Tryniski	51	2007	President and Chief Executive Officer of Community Bank System, Inc. (NYSE: CBU); former partner of PricewaterhouseCoopers LLP; Director of the Company and Lead Independent Director; Director of the Independent Bankers Association of New York State. As noted below, the Board of Directors has determined that Mr. Tryniski is independent, and is an audit committee financial expert.

More information concerning the directors and nominees is set forth below under the heading Corporate Governance Matters – Directors, Executive Officers and Nominees for the Board of Directors.

The Board of Directors unanimously recommends a vote for this proposal.

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PROPOSAL TWO: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Company has been PricewaterhouseCoopers LLP since 1982. The Audit Committee appointed PricewaterhouseCoopers LLP to be nominated as our independent registered public accounting firm for 2012, subject to shareholder ratification.

Unless otherwise specified, shares represented by proxies will be voted for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012. Neither our certificate of incorporation nor our by-laws require that the shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but may elect to retain them. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. Those representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of votes cast at the meeting is necessary for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the Company for 2012.

The Board of Directors unanimously recommends a vote for this proposal.

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, as amended, the Board requests your advisory vote on executive compensation.

The Compensation Discussion and Analysis (“CD&A”) beginning on page 17 describes the Company’s compensation philosophy and pay practices relative to the Named Executive Officers (“NEOs”). As described in the CD&A, compensation paid to the NEOs is heavily influenced by the Company’s financial performance, balancing the incentives to drive short-term and long-term goals. Further, the Compensation Committee and the Board of Directors believe the Company’s compensation policies, procedures and philosophy serve to attract, retain, and motivate the NEOs to achieve value for our shareholders.

The Board encourages shareholders to read the CD&A for a more complete description of the Company’s executive compensation policies and practices, as well as the Summary Compensation Table and other related compensation tables and narratives. The Compensation Committee and the Board of Directors believe the Company’s policies and procedures are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Accordingly, we are asking shareholders to approve the following non-binding resolution:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Compensation Committee and the Board of Directors will review the voting results when evaluating our executive compensation programs.

The Board of Directors unanimously recommends a vote FOR this advisory resolution.

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PROPOSAL FOUR: APPROVAL OF THE CONMED CORPORATION EXECUTIVE BONUS PLAN

On February 29, 2012, upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the CONMED Corporation Executive Bonus Plan (the “Bonus Plan”), subject to approval by our shareholders.

The following summary of the material terms of the Bonus Plan is qualified in its entirety by reference to the complete text of the Bonus Plan, which is attached hereto as Exhibit A.

Overview

The purpose of the Bonus Plan is to promote the achievement of rigorous but realistic financial goals and encourage intensive fact-based business planning while meeting quality and FDA compliance objectives as well as compliance with the Company’s ethics policy, by providing for annual incentive compensation to designated employees. The Bonus Plan is being submitted to shareholders for their approval so that payments of bonuses under the Bonus Plan may be tax-deductible as “qualified performance-based compensation,” as defined in Section 162(m) of the Internal Revenue Code, although the Company reserves the right to pay its employees, including participants in the Bonus Plan, amounts which may or may not be deductible under Section 162(m) (or other provisions) of the Internal Revenue Code, as the Company’s business needs may dictate.

Administration

The Bonus Plan shall be administered by the Compensation Committee, which may delegate its duties and powers in whole or in part to an independent subcommittee thereof.

Performance Period and Performance Goals

Payments under the Bonus Plan will be based on the Company’s performance as measured by specific Performance Goals evaluated over a designated Performance Period. Performance Goal(s) will be based on one or more of the following as designated by the Compensation Committee on a Company specific basis, business unit basis or in comparison with peer group performance: (a) earnings per share; (b) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (c) net income; (d) operating income; (e) return on shareholders’ equity (also referred to as return on investments); (f) attainment of strategic and operational initiatives; (g) economic value-added models; (h) maintenance or improvement of profit margins; (i) stock price, including, without limitation, as compared to one or more stock indices; (j) market share; (k) revenues, sales or net sales; (l) return on assets; (m) book value per share; (n) expense management; (o) improvements in capital structure; (p) costs; and/or (q) cash flow. In addition, to the degree consistent with the Internal Revenue Code, the performance criteria may be calculated without regard to extraordinary, unusual and/or non-recurring items.

Payment of Incentive Awards

Awards shall be paid in a cash lump sum as soon as practicable (but no later than 30 days) following the Compensation Committee’s written certification that the Performance Goals for the completed Performance Period have been achieved. The maximum amount payable to any single Participant for a Performance Period will not exceed $2,000,000. The Compensation Committee retains the discretion to reduce (but not to increase) the amount of a Participant’s Award.

Termination of Employment

A Participant who terminates employment during a Performance Period due to death, Disability or Retirement shall be eligible to receive a pro-rated Award. A Participant who terminates employment during a Performance Period for reasons other than death, Disability or Retirement shall not be eligible to receive an Award for that Performance Period. A Participant who terminates employment after a Performance Period but prior to the payment of an Award shall be treated in the discretion of the Compensation Committee.

Amendment and Termination

The Compensation Committee may amend, modify or terminate the Bonus Plan at any time and from time to time.

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New Plan Benefits

The amount of each recipient’s Award for the 2012 calendar year is based on the achievement of certain Performance Goals and is subject to the Compensation Committee's discretion. The amount of such award cannot be calculated in advance because it is substantially uncertain whether the minimum levels of performance necessary to achieve any level of incentive award under the Bonus Plan, and what levels of performance, will be realized.

The Board of Directors unanimously recommends a vote for this proposal.

PROPOSAL FIVE: AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

On February 29, 2012, upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the Amended and Restated Long-Term Incentive Plan, subject to approval by our shareholders. The Amended and Restated Long-Term Incentive Plan will be applicable only to awards granted on or after the date the Amended and Restated Long-Term Incentive Plan is approved by shareholders (the “Effective Date”).

The following summary of the material terms of the Amended and Restated Long-Term Incentive Plan is qualified in its entirety by reference to the complete text of the Amended and Restated Long-Term Incentive Plan, which is attached hereto as Exhibit B.

Overview

The purpose of the Amended and Restated Long-Term Incentive Plan of CONMED Corporation (the “Plan”) is to promote the long term financial interests of CONMED Corporation, including its growth and performance, by encouraging employees of the Company and its subsidiaries and consultants who provide important services to the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees and consultants of outstanding ability, and providing employees and consultants with an interest in the Company parallel to that of the Company’s stockholders. To achieve these purposes, the Company may grant Awards of options, restricted shares, restricted share units, stock appreciation rights, performance shares, performance share units and other equity-based awards to key employees and consultants selected by the Compensation Committee, all in accordance with the terms and conditions set forth in the Plan.

Administration

The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”). A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number or any officer of the Company to execute and deliver documents on behalf of the Committee and the Committee may delegate to one or more employees, agents or officers of the Company, or to one or more third party consultants, accountants, lawyers or other advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate.

Amendment

The Board of Directors may, at any time, suspend, discontinue, revise or amend the Plan in any respect whatsoever, and may also suspend the ability of a recipient of an Award to exercise or otherwise realize the value of his or her Award.  Any amendment that materially adversely affects a recipient, however, requires such recipient’s prior written consent. In general, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable law, rule or regulation.

Eligibility

All employees of the Company and its subsidiaries and consultants who are parties to consultancy agreements with the Company or any subsidiary, in each case who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee in its sole discretion, are eligible to be Participants in the Plan. In addition, the Committee may from time to time deem other employees of the Company or its subsidiaries or consultants eligible to participate in the Plan to receive equity awards consistent with legal requirements. The granting of any Award to a Participant shall not entitle that Participant to, nor disqualify that Participant from, participation in any other grant of an Award.

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Shares Subject to the Plan; Other Limitations of Awards

Subject to adjustment as provided in Section 17 of the Plan, the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall be equal to the number of shares available for grant under the Amended and Restated 1999 Long-Term Incentive Plan, plus an additional 1,000,000 shares. Notwithstanding anything contained herein to the contrary, in no event shall more than 1,000,000 shares of Common Stock (subject to adjustment as provided in Section 17 of this Plan) be available in the aggregate for the issuance of Common Stock pursuant to Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units and Other Awards granted under the Plan. The shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares or shares acquired in the open market specifically for distribution under the Plan, as the Company may from time to time determine. The maximum number of shares with respect to which Stock Options or Stock Appreciation Rights may be granted to an individual in any calendar year is 200,000 shares of Common Stock. The maximum number of shares of Common Stock with respect to which Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units or Other Awards that, in each case, are intended to qualify as performance-based compensation under Section 162(m) of the Code may be granted to an individual grantee in any calendar year is 200,000 shares of Common Stock (or, to the extent that such Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value of such number of shares of Common Stock at the closing price on the last trading day of the performance period), subject to adjustment pursuant to Section 17. For purposes of the immediately preceding sentence, “trading day” shall mean a day in which the shares of Common Stock are traded on the NASDAQ Stock Market or, if applicable, the principal securities exchange on which the shares of Common Stock are then traded.

The Compensation Committee has the authority (and the obligation) to adjust the number of shares of Common Stock issuable under the Plan and to adjust the terms of any outstanding Awards, in any such manner as it deems appropriate to prevent the enlargement or dilution of rights, or otherwise with respect to Awards, for any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from certain corporate transactions that affect the capitalization of the Company.

Types of Awards

Awards under the Plan may consist of: (i) stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options) granted pursuant to Section 7 (“Stock Options”), (ii) performance shares granted pursuant to Section 8.1 (“Performance Shares”), (iii) performance share units granted pursuant to Section 8.1 (“Performance Share Units”), (iv) stock appreciation rights granted pursuant to Section 9 (“Stock Appreciation Rights” or “SARs”), (v) restricted shares granted pursuant to Section 10 (“Restricted Shares”), (vi) restricted share units granted pursuant to Section 10 (“Restricted Share Units”) and (vii) other types of equity-based Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, granted pursuant to Section 11 (“Other Awards”). Awards of Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units and Other Awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions); provided, however, that such dividends or dividend equivalents shall be paid or provided in a manner compliant with Section 409A of the Internal Revenue Code (“Section 409A”). Notwithstanding any other provision of the Plan to the contrary, all Awards under the Plan shall be subject to (a) a minimum vesting schedule of at least thirty-six months following the date of grant of the Award, provided that such vesting schedule (1) may be on a monthly, quarterly or yearly pro-rata basis and (2) shall not apply to awards that are assumed or substituted for in connection with Section 21 of the Plan; and (b) the Company’s Recoupment Policy, as it may be amended from time to time.

New Plan Benefits

The amount of each recipient’s Award for the 2012 calendar year will be determined based on the discretion of the Compensation Committee and therefore cannot be calculated.  As a result, we cannot determine the number or type of Awards that will be granted under the Plan to any participant for the 2012 fiscal year.

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U.S. Federal Tax Implications of Option Awards and SARs

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of options or SARs. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

The grant of an option or SAR will create no tax consequences for the recipient or the Company. A recipient will not recognize taxable income upon exercising an incentive stock option (“ISO”) (except that the alternative minimum tax may apply). Upon exercising an option (other than an ISO) or SAR, the recipient generally will recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price, and (ii) the amount realized upon the disposition of the ISO shares over the exercise price.  Otherwise, a recipient’s disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) or SAR generally will result in short-term or long-term (which will always be the case for ISOs if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of an option (other than ISO) or SAR.  The company generally is not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient.  Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of the shares.”

The Board of Directors unanimously recommends a vote for this proposal.

OTHER BUSINESS

Management knows of no other business that will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Any shareholder desiring to present a proposal to the shareholders at the 2013 Annual Meeting, which currently is expected to be scheduled on or about May 16, 2013, and who desires that such proposal be included in the Company’s proxy statement and proxy card relating to that meeting, must transmit that proposal to the Company so that it is received by the Company at its principal executive offices on or before December 17, 2012. All such proposals should be in compliance with applicable SEC regulations. The Company’s Corporate Governance and Nominating Committee will consider nominees for election as directors who are proposed by shareholders if the following procedures are followed. Shareholders wishing to propose matters for consideration at the 2013 Annual Meeting or to propose nominees for election as directors at the 2013 Annual Meeting must follow specified advance notice procedures contained in the Company’s by-laws, a copy of which is available on request to the General Counsel of the Company, c/o CONMED Corporation, 525 French Road, Utica, New York 13502 (Telephone (315) 797-8375). As of the date of this proxy statement, shareholder proposals, including director nominee proposals, must comply with the conditions set forth in Section 1.13 of the Company’s by-laws and to be considered timely, notice of a proposal must be received by the Company between February 15, 2013 and March 17, 2013.

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CORPORATE GOVERNANCE MATTERS

DIRECTORS, EXECUTIVE OFFICERS AND

NOMINEES FOR THE BOARD OF DIRECTORS

Director Nominees

EUGENE R. CORASANTI (age 81) has served as Chairman of the Board of the Company since its incorporation in 1970. Mr. E. Corasanti also served as the Company’s Chief Executive Officer from its founding through December 31, 2006 and continues to serve as Vice Chairman. Prior to the founding of the Company, Mr. E. Corasanti was an independent public accountant. Mr. E. Corasanti holds a B.B.A. degree in Accounting from Niagara University. Eugene R. Corasanti’s son, Joseph J. Corasanti, is Chief Executive Officer and President and a Director of the Company.

Mr. E. Corasanti’s qualifications for election to CONMED’s Board include being the founder of the Company. His accomplishments, financial acumen, knowledge of the industry and markets, and appetite for risk are particularly relevant to directing the strategy for the Company, as are his knowledge and contacts in the Company’s industry and the markets in which they compete. While Mr. E. Corasanti’s view of the business may not represent a different approach from current management, his distance from the details of the daily management offers a viewpoint distinct from that provided by management.

JOSEPH J. CORASANTI (age 48) has served as President and Chief Executive Officer (“CEO”) since January 1, 2007, having served as President and Chief Operating Officer of the Company since August 1999 and as a Director of the Company since May 1994. Mr. J. Corasanti is also a member of the Board of Directors of II-VI, Inc. (NASDAQ: IIVI), a manufacturer of optical and electro-optical components and devices for infrared, e-ray, gamma-ray, telecommunication and other applications, where Mr. J. Corasanti is a member of the audit committee. He also served as General Counsel and Vice President-Legal Affairs of the Company from March 1993 to August 1998 and Executive Vice-President/General Manager of the Company from August 1998 to August 1999. Prior to that time, he was an Associate Attorney with the law firm of Morgan, Wenzel & McNicholas, Los Angeles, California from 1990 to March 1993. Mr. J. Corasanti is admitted to the State Bar of New York and California. Mr. J. Corasanti holds a B.A. degree in Political Science from Hobart College and a J.D. degree from Whittier College School of Law. Joseph J. Corasanti is the son of Eugene R. Corasanti, Chairman of the Board and Vice Chairman of the Company.

Mr. J. Corasanti’s qualifications for election to CONMED’s Board include his accomplishments as the Chief Executive Officer of the Company in growing the Company over the past several years. His oversight and management of the executive officers are most relevant to directing the strategy for the Company, as are his knowledge and contacts in the Company’s industry and the markets in which they compete.

BRUCE F. DANIELS (age 77) has served as a Director of the Company since August 1992. Mr. Daniels is a retired executive. From August 1974 to June 1997, Mr. Daniels held various executive positions, including a position as Controller with Chicago Pneumatic Tool Company. Mr. Daniels holds a B.S. degree in Business from Utica College of Syracuse University. The Board of Directors has determined that Mr. Daniels is independent, and that he is an audit committee financial expert, within the meaning of the rules of the Securities and Exchange Commission.

Mr. Daniels’ qualifications for election to CONMED’s Board include his experience as a Controller of Chicago Pneumatic for several years, along with this service as a director and chair of the Audit Committee for the past seventeen years. Mr. Daniels’ experience and background with Chicago Pneumatic brings a different perspective to the Board than that offered by other directors whose experience has been in other industries.

JO ANN GOLDEN (age 64) has served as a Director of the Company since May 2003. Ms. Golden is a certified public accountant and the managing partner of the New Hartford, New York office of Dermody Burke and Brown, CPAs, LLC, an accounting firm. Ms. Golden is also a member of the Board of Directors of the Bank of Utica, serving in this role since December 2009, and as Chair of the Audit & Examining Committee since 2010. Ms. Golden is a past President of the New York State Society of Certified Public Accountants (“the State Society”), having served previously as the Secretary and Vice President of the State Society. In addition, Ms. Golden was a president of the New York State Society’s Foundation for Accounting Education. Ms. Golden served as a member of the governing Council of the American Institute of Certified Public Accountants (“AICPA”), and was a member of the AICPA’s Global Credential Survey Task Force in 2001. Ms. Golden holds a B.A. from the State University College at New Paltz, and a B.S. in Accounting from Utica College of Syracuse University. The Board of Directors has determined that Ms. Golden is independent, and that she is an audit committee financial expert, within the meaning of the rules of the Securities and Exchange Commission.

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Ms. Golden’s qualifications for election to CONMED’s Board include her financial and accounting expertise, acquired through her experience as the managing partner of Dermody, Burke and Brown, CPAs as well as her vast service to the State Society. Ms. Golden’s experience and background with a professional accounting firm bring a different perspective to the Board than that offered by other directors.

STEPHEN M. MANDIA (age 47) has served as a Director of the Company since July 2002. Mr. Mandia has served as Chairman of the Board of Directors of Sovena USA, formerly East Coast Olive Oil Corp., and now a subsidiary of Sovena Group since January 1, 2010 and currently serves as the Chairman of the Board of Eva Gourmet. He is also the Chief Executive Officer of Mandia International Trading Corp. He previously served as Chief Executive Officer of Sovena USA from 1991 to December 31, 2009. Mr. Mandia holds a B.S. Degree from Bentley College, located in Waltham, Massachusetts, having also undertaken undergraduate studies at Richmond College in London. The Board of Directors has determined that Mr. Mandia is independent within the meaning of the rules of the Securities and Exchange Commission.

Mr. Mandia’s qualifications for election to CONMED’s Board include his experience as the founder and Chief Executive Officer of a privately-held company which he grew into the largest importer of olive oil in the United States. Likewise, his exposure to and familiarity with conducting business in multiple countries and cultures outside the United States, as well as his experience with managing employees and growth, offers insights and perspectives that are unique on the Board.

STUART J. SCHWARTZ (age 75) has served as a Director of the Company since May 1998. Dr. Schwartz is a retired physician. From 1969 to December 1997 he was engaged in private practice as an urologist. Dr. Schwartz holds a B.A. degree from Cornell University and an M.D. degree from SUNY Upstate Medical College, Syracuse. The Board of Directors has determined that Dr. Schwartz is independent within the meaning of the rules of the Securities and Exchange Commission.

Dr. Schwartz’s qualifications for election to CONMED’s Board include his extensive education and experience as a surgeon. This experience has provided unique insights for the Board’s evaluation of technologies and acquisitions, as well as marketing strategies, from the perspective of the ultimate consumer of many, if not all, of the Company’s products.

MARK E. TRYNISKI (age 51) has served as a Director of the Company since May 2007 and Lead Independent Director since May 2009. He is the President and Chief Executive Officer of Community Bank System, Inc. (NYSE:CBU), where he served as Executive Vice President and Chief Operating Officer from February 2004 through August 2006. From June 2003 through February 2004, Mr. Tryniski was the Chief Financial Officer. Prior to joining Community Bank in June 2003, Mr. Tryniski was a partner with PricewaterhouseCoopers LLP. Mr. Tryniski also serves on the Board of Directors of the Independent Bankers Association of New York State. Mr. Tryniski holds a B.S. degree from the State University of New York at Oswego. The Board of Directors has determined that Mr. Tryniski is independent, and that he is an audit committee financial expert, within the meaning of the rules of the Securities and Exchange Commission.

Mr. Tryniski’s qualifications for election to CONMED’s Board include his extensive experience as an active Chief Executive Officer of a public financial institution as well as his financial and accounting expertise acquired through his experience as an audit partner with PricewaterhouseCoopers LLP. His exposure to, and familiarity with banking and financial matters offers a number of contacts and level of familiarity with financial matters that is unique on the Board. Further, his experience responding to investor questions makes him well-suited to serve in the role as Lead Independent Director.

The Board of Directors has determined that Messrs. Daniels, Mandia and Tryniski, and Ms. Golden and Dr. Schwartz, have no material relationship with the Company and are independent under the standards of the NASDAQ Stock Market.

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After conducting a self-assessment, the Board agreed that the independent directors would meet in executive session after at least two Board meetings each year. Mr. Tryniski is the Lead Independent Director.

The Company’s Directors are elected at each annual meeting of shareholders and serve until the next annual meeting and until their successors are duly elected and qualified. Eugene R. Corasanti’s employment is subject to an employment agreement which is terminable at will, as further described below. Joseph J. Corasanti’s employment is subject to an amended and restated employment agreement which expires on December 31, 2014. The Company’s other officers are appointed by the Board of Directors and, except as set forth below, hold office at the will of the Board of Directors.

Executive Officers

WILLIAM W. ABRAHAM (age 80) joined the Company in May 1977 as General Manager. He served as the Company’s Vice President-Manufacturing and Engineering from June 1983 until October 1989. In November 1989, he was named Executive Vice President and in March 1993 he was named Senior Vice President of the Company. In May 2009, his title was changed to Vice President of Business Development. Mr. Abraham holds a B.S. degree in Industrial Management from Utica College of Syracuse University.

HEATHER L. COHEN (age 39) joined the Company in October 2001 as Associate Counsel, has served as Deputy General Counsel since March 2002 and as the Company’s Secretary since March 2008. In June 2008, Ms. Cohen was also named the Vice President of Corporate Human Resources. Prior to joining the Company, Ms. Cohen was an Associate Attorney with the law firm Getnick Livingston Atkinson Gigliotti & Priore, LLP from 1998 to 2001. Ms. Cohen holds a B.A. in Political Science and Education from Colgate University and a J.D. from Emory University.

JOSEPH G. DARLING (age 54) joined the Company in May 2008 as President of CONMED Linvatec and in July 2011 also named Vice President - Corporate Commercial Operations. Prior to joining the Company, Mr. Darling served as Senior Vice President & General Manager at Smith & Nephew, Inc. from September 2006 to April 2008 where he was a member of the executive leadership team for the sports medicine business unit within the Endoscopy division. Mr. Darling had previously held the position of Vice President, Worldwide Marketing at Smith & Nephew, Inc. from October 2005 to September 2006. Prior to Smith & Nephew, Mr. Darling served Baxter International, Inc. in a number of increasingly senior positions from May 1999 to October 2005. His final position at Baxter was Vice President, Marketing II and Integrated Delivery Network Sales within the Medication Delivery Systems division from November 2003 to October 2005. Additionally, Mr. Darling held a variety of senior sales and marketing positions with Abbott Laboratories Pharmaceutical Products Division and Wyeth-Ayerst Laboratories from 1983 to 1999. Mr. Darling holds a B.A. degree in Political Science from Syracuse University Maxwell School of Citizenship.

DANIEL S. JONAS (age 48) joined the Company as General Counsel in August 1998 and in addition became the Vice President-Legal Affairs in March 1999. From September 1999 through July 2005, Mr. Jonas assumed responsibility for certain of the Company's Regulatory Affairs and Quality Assurance Departments. In March 2003, Mr. Jonas also became responsible for the administration of the Company's ethics policy. Mr. Jonas is also the Chairman of MedTech Association, Inc. Prior to his employment with the Company, Mr. Jonas was a partner with the law firm of Harter, Secrest & Emery, LLP in Syracuse from January 1998 to August 1998, having joined the firm as an Associate Attorney in 1995. Mr. Jonas holds an A.B. degree from Brown University and a J.D. from the University of Pennsylvania Law School.

GREGORY R. JONES (age 57) joined the Company in June 2008 as Vice President, Regulatory Affairs & Quality Assurance for the CONMED Linvatec business unit and became Vice President of Corporate Quality Assurance/Regulatory Affairs in February 2009. Prior to joining CONMED Linvatec, Mr. Jones was Senior Vice President, Regulatory Affairs & Quality Assurance and a member of the Executive Management team with Power Medical Interventions from November 2003 to May 2008. He was responsible for the development and implementation of PMI’s worldwide regulatory and quality assurance strategies. Prior to joining PMI in that role, Mr. Jones spent 14 years from 1989 to 2003 in increasingly senior RA/QA management positions at Ethicon, a Johnson & Johnson Company, ultimately serving as the Worldwide Director, Regulatory Affairs & Quality Assurance for Ethicon’s GYNECARE division from 2001 to 2003. Mr. Jones holds a B.A. degree in Sociology from Geneva College.

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LUKE A. POMILIO (age 47) joined the Company as Controller in September 1995. Subsequently, Mr. Pomilio assumed additional responsibility for certain corporate functions including worldwide operations and select administrative functions. In May 2009, Mr. Pomilio was promoted to Vice President, Controller and Corporate General Manager. Prior to his employment with the Company, Mr. Pomilio was employed as a certified public accountant with Price Waterhouse LLP. Mr. Pomilio graduated with a B.S. degree in Accounting from Clarkson University.

ROBERT D. SHALLISH, Jr. (age 63) joined the Company as Chief Financial Officer (“CFO”) and Vice President-Finance in December 1989 and has also served as an Assistant Secretary since March 1995. Prior to this, he was employed as Controller of Genigraphics Corporation in Syracuse, New York since 1984. He was employed by Price Waterhouse LLP as a certified public accountant from 1972 through 1984 where he most recently served as a senior manager. Mr. Shallish graduated with a B.A. degree in Economics from Hamilton College and holds a Master’s degree in Accounting from Syracuse University.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES, LEADERSHIP STRUCTURE AND RISK OVERSIGHT

During 2011, the full Board of Directors met seven times in person or by telephone conference. Each director attended 100% of the total 2011 full board meetings.

The Board of Directors has a leadership structure with a Chairman, whose role is to set an agenda for meetings and to preside at the meetings of the full Board of Directors. The Board has also decided, for the time being, to spread the work of positions as chairs of the three (3) Board committees. The role of the Lead Independent Director is to preside at meetings of the independent directors, and to be a spokesperson for the independent directors both to the Chairman and to the CEO, and, as appropriate, to shareholders and other stakeholders. The Board has opted to separate the roles of the Chairman and the CEO at this time, although the Board has not concluded that this is a fixed requirement, and the Board will reconsider this aspect of its leadership structure in the future when the Chairman decides to step down from his position.

The role of the Board of Directors with respect to oversight of risk is to review at least annually a risk management matrix maintained by management, with the CEO to inform the Board of any changes to the matrix during the course of the year, or to alert the Board to any significant risks or any risks requiring changes to the matrix during the course of the year as they arise.

Board Committees:

The Company’s Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Current members of the individual committees are named below:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Bruce F. Daniels, Chairman	Stuart J. Schwartz, Chairman	Stephen M. Mandia, Chairman
Jo Ann Golden	Bruce F. Daniels	Stuart J. Schwartz
Mark E. Tryniski	Stephen M. Mandia	Mark E. Tryniski

The Audit Committee consists of three independent directors. As more fully detailed in its charter, the Audit Committee is charged with (a) oversight of the Company’s accounting and financial reporting principles, policies and internal accounting controls and procedures; (b) oversight of the Company’s financial statements and the independent audit thereof; (c) nominating the outside independent registered public accounting firm to be proposed for shareholder approval; (d) evaluating and, where deemed appropriate, replacing the independent registered public accounting firm; (e) pre-approving all services permitted by law to be performed by the independent registered public accounting firm; (f) approving all related-party transactions above $5,000; and (g)

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establishing procedures for (i) the receipt, retention and treatment of complaints by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee has delegated its authority to pre-approve work by the independent registered public accounting firm and related party transactions to the Chairman of the Audit Committee, who is required to disclose any such pre-approvals at the Audit Committee’s next meeting. The Audit Committee met eight times during 2011. All members of the Audit Committee attended every meeting. The current Audit Committee Charter is available in the corporate governance section of the Company’s web site at (http://www.conmed.com) by first clicking on “INVESTORS” and then “CORPORATE GOVERNANCE”. The charter is also available in print to any shareholder who requests it.

The Compensation Committee consists of three independent directors. As set forth in its charter, the Compensation Committee is charged with reviewing and establishing levels of salary, bonuses, benefits and other compensation for the Company’s officers. The Compensation Committee met seven times, in person or by phone during 2011. All members of the Compensation Committee attended every meeting. The Compensation Committee, and the full Board of Directors, has determined the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company because the value of senior management’s short-term incentives are balanced by the value of longer-term incentives. Employees below the senior management level are provided annual incentives that are lower in relation to salary and therefore do not have an incentive that results in risk to the Company as a result of compensation practices or structure. The current Compensation Committee Charter is available in the corporate governance section of the Company’s web site at (http://www.conmed.com) by first clicking on “INVESTORS” and then “CORPORATE GOVERNANCE”. The charter is also available in print to any shareholder who requests it.

The Corporate Governance and Nominating Committee consists of three independent directors. As stated in its charter, the Corporate Governance and Nominating Committee is responsible for recommending individuals to the full Board of Directors for nominations as members of the Board of Directors, and for developing and recommending to the full Board of Directors a set of corporate governance principles. The Corporate Governance and Nominating Committee will consider, but is not obligated to accept, shareholder recommendations for individuals to be nominated provided that such recommendations are submitted in writing to the Company’s General Counsel within the time frame for Shareholder Proposals for the Annual Meeting. With respect to diversity, the Corporate Governance and Nominating Committee, as well as the full Board, believes that diversity should be considered with respect to experience in managing companies both public and private, in financial matters, in experience with United States and international business, and in the medical field. The Corporate Governance and Nominating Committee met four times during 2011. All members of the Corporate Governance and Nominating Committee attended every meeting. The current Corporate Governance and Nominating Committee Charter and Corporate Governance Principles are available in the corporate governance section of the Company’s web site at (http://www.conmed.com) by first clicking on “INVESTORS” and then “CORPORATE GOVERNANCE”. The charter is also available in print to any shareholder who requests it.

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AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent”, as required by the applicable listing standards of the NASDAQ Stock Market and the rules under the Securities and Exchange Act in that no member of the Audit Committee has received any payments, other than compensation for Board services, from the Company, and has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Although not currently engaged professionally in the practice of auditing or accounting, the Audit Committee and Board of Directors have determined that Messrs. Daniels and Tryniski qualify as “audit committee financial experts” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the implementing regulations. In addition, the Audit Committee and Board of Directors have determined that Ms. Golden, who is engaged professionally in the practice of auditing and accounting (although her service on the Board and on the Committee is not an engagement for the purpose of auditing or accounting), qualifies as an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the implementing regulations. The Audit Committee operates pursuant to a Charter that was last amended by the Board of Directors on March 1, 2011. A copy of the amended charter is available on the Company’s web site.

Management is responsible for CONMED’s internal controls, financial reporting process and compliance with laws and regulations. The independent registered public accounting firm is responsible for performing an integrated audit of CONMED’s consolidated financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee’s responsibility is to monitor and oversee these processes, as well as to attend to the matters set forth in the amended charter.

In this context, the Audit Committee has met eight times during 2011 and held numerous discussions with management and with the independent registered public accounting firm, including executive meetings without management present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards Nos. 61 (as amended, as adopted by the PCAOB in Rule 3200T), 89 and 90 (Communication with Audit Committees).

CONMED’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the PCAOB (Rule 3526, Communications with Audit Committees Concerning Independence) and the Audit Committee discussed with the independent registered public accounting firm their independence. In this regard, the Audit Committee has determined that the provision of non-audit services by the independent registered public accounting firm is compatible with the auditor’s independence in light of the nature and extent of permissible non-audit services provided to the Company.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the Audit Committee’s review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in CONMED’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee,

Bruce F. Daniels (Chair)        Jo Ann Golden         Mark E. Tryniski

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CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

The role of the Corporate Governance and Nominating Committee is to recommend individuals to the Board for nomination as members of the Board and its committees and to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Board of Directors, in its business judgment, has determined that all members of the Corporate Governance and Nominating Committee are “independent,” as required by applicable listing standards of the NASDAQ Stock Market, in that no member of the Corporate Governance and Nominating Committee has received any payments, other than compensation for Board services, from the Company. The Corporate Governance and Nominating Committee operates pursuant to a Charter that was last amended by the Board of Directors on March 1, 2011. A copy of the amended charter is available on the Company’s web site.

The Corporate Governance and Nominating Committee has no fixed process for identifying and evaluating potential candidates to be nominees. To date, the Corporate Governance and Nominating Committee has not retained the services of any third party to assist in the process of identifying or evaluating candidates, although this could change should circumstances warrant the services of a third party. Likewise, the Corporate Governance and Nominating Committee has no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Corporate Governance and Nominating Committee has opted to retain the flexibility to consider such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

The Committee may consider candidates proposed by management, but is not required to do so. As previously disclosed, the Corporate Governance and Nominating Committee will consider any nominees submitted to the Company by shareholders wishing to propose nominees for election as directors at the 2012 Annual Meeting, provided that the shareholders proposing any such nominees have adhered to specified advance notice procedures contained in the Company’s by-laws, a copy of which is available on request to the General Counsel of the Company, CONMED Corporation, 525 French Road, Utica, New York 13502 (Telephone (315) 797-8375).

Submitted by the Corporate Governance and Nominating Committee,

Stephen M. Mandia (Chair)                                  Stuart J. Schwartz

Mark E. Tryniski

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who wish to communicate with the Board of Directors may do so by sending correspondence to the attention of the General Counsel of the Company at 525 French Road, Utica, New York 13502 with a cover letter explaining that the correspondence is intended for the Board of Directors. At this time, no communications received by the Company in this manner will be screened, although this could change without prior notice. In addition, questions may be posed to directors during the question and answer period at the Annual Meeting of Shareholders. As set forth in the Company’s Corporate Governance Principles, the Company’s policy is that directors will attend the Annual Meeting of Shareholders, absent exceptional circumstances. Historically, all directors have attended the Annual Meeting of Shareholders, and all were present at the 2011 Annual Meeting of Shareholders.

ETHICS DISCLOSURE

The Company has adopted, as of March 31, 2003, an ethics program which applies to all employees, including senior financial officers and the principal executive officer. The ethics program is available through the “Investors” section of the CONMED Corporation web site (http://www.conmed.com), and is administered by the Company’s General Counsel. The Program codifies standards reasonably necessary to deter wrongdoing and to promote honest and ethical conduct, avoidance of conflicts of interest, full, fair, accurate, timely and understandable disclosure, compliance with laws, prompt internal reporting of code violations and accountability for adherence to the code and permits anonymous reporting by employees to an independent third party, which will alert the Chair of the Audit Committee of the Board of Directors if and when it receives any anonymous reports. No waivers under the Ethics Program have been granted.

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PRINCIPAL ACCOUNTING FEES AND SERVICES

The aggregate fees and expenses billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2010 and December 31, 2011, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years, for the audit of the Company’s internal control over financial reporting as of December 31, 2010 and December 31, 2011, and all other audit related, tax consulting and other fees and expenses, are set forth in the table below.

Fee Summary	2010	2011

Audit Fees and Expenses:

Audit of Annual Financial Statements and Interim Reviews	$1,181,750	$1,239,100

Audit of Internal Control over Financial Reporting	Included above	Included above

SEC Registration Statements	$7,500	$0

Total Audit Fees and Expenses	$1,189,250	$1,239,100

Audit Related:

Advisory Services	$0	$0

Tax:

Tax Compliance and Consulting Services	$71,703	$268,100

All Other:

Payroll Consulting Services	$0	$80,900

Research Service License	$1,800	$0

Total Fees and Expenses	$1,262,753	$1,588,100

The Audit Committee has adopted procedures requiring prior approval of particular engagements for services rendered by the Company’s independent registered public accounting firm. Consistent with applicable laws, the Audit Committee has delegated its authority to pre-approve work by the independent registered public accounting firm and related party transactions to the Chairman of the Audit Committee, who is required to disclose any such pre-approvals at the Audit Committee’s next meeting.

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COMPENSATION DISCUSSION AND ANALYSIS

The Company believes that compensation should be heavily influenced by the Company’s financial performance.  The objective of the compensation program is to provide a balance between incentivizing short and long-term performance, and to attract, motivate and retain executives.  In particular, the executive compensation program is designed to reward improvements in earnings, sales and other financial metrics, as well as operating results and improvements in individual performance.   Further, executive employment, advancement and compensation are contingent on demonstrating high ethical standards and compliance with governmental and regulatory standards.  Competition for and retention of executives with the experience and qualifications to achieve our business goals are key considerations in the compensation program.

The current executive compensation is comprised of five components:

•	Salary: a base salary is paid based on position;
•	Executive Bonus Plan: executive and senior officers participate in an annual cash-based Executive Bonus Plan, with payment generally based on achievement of corporate-wide or division-specific earnings-related objectives measured over the course of a particular year, paid in cash;
•	Discretionary Bonuses: executive and senior officers may be awarded a discretionary bonus from time to time;
•	Equity Compensation: equity compensation is awarded to align the interests of management with the interests of shareholders over the long term; and
•	Retirement Benefits and Perquisites: the Company provides certain retirement benefits and perquisites that are deemed customary and necessary to attract and retain executive talent.

The components, or elements within a component, may change to adjust to the market competition for executive talent.  There is no pre-established formula setting the relative weighting of these components.

The Compensation Committee is responsible for and oversees all aspects of compensation for executive and senior officers as well as certain other key employees.  The Committee relies on the CEO to make recommendations on compensation levels.  In addition, the Committee engaged the independent consulting firm of Towers Watson & Co. in 2009 to provide a compensation analysis for the role of the CEO and the CFO, as well as director fees, using the organization’s executive compensation peer groups.   Towers Watson & Co. reported that the then current compensation position relative to peer groups paid to the CEO and CFO was below the 50th percentile in all categories: base salary, total target cash compensation, total actual cash compensation, and equity compensation based on 2009 grant levels.  Towers Watson & Co. provides no other consulting services to the Company.   The Compensation Committee did not retain any compensation consultant in 2010 or 2011 relative to compensation paid to the executive officers.

The Compensation Committee reviews compensation for similar positions at other corporations within a designated peer group of companies that includes other public medical device companies.  Some of the peer companies are larger and some smaller when measured with respect to revenue, net income, R&D expense, market capitalization, earnings per share, total shareholder return and/or number of employees.  The purpose of the review is to ensure that the Company’s overall compensation levels, and the components thereof, are appropriate in light of the nature of the medical device business and the talent for which we compete.  There is no fixed formula or percentile of market-established compensation levels which the Company strives to meet.  The complete list of the companies reviewed in 2011 was:  American Medical Systems Holdings, Inc., Greatbatch Inc., Haemontetics Corporation, IDEXX Laboratories, Inc., Integra Life Sciences Holdings Corporation, Masimo Corp., Orthofix International N.V., Resmed Inc., Sirona Dental Systems, Inc., Steris Corporation and Wright Medical Group, Inc. The Compensation Committee may revise the list of peer companies used for benchmarking purposes as appropriate for reasons including, but not limited to, changes in revenue, market capitalization, and the medical device industry so that the peer companies include those companies with whom we compete for executive talent.

The Compensation Committee reviews the voting results on the advisory resolution, commonly referred to as a “say-on-pay” resolution, when evaluating our executive compensation programs and noted 90% of our shareholders were in favor of the compensation program.

Risk Assessment

The Compensation Committee has evaluated the Company’s compensation programs to assess whether such programs as designed or administered would facilitate or encourage excessive risk-taking by employees. The Committee has

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concluded that the programs are not reasonably likely to have a material adverse affect on the Company in part due to the following program elements: caps provided on annual incentive and long-term performance awards, the potential opportunity derived from long-term incentive programs outweigh the benefit available under the annual incentive programs thereby creating a focus on sustained Company operational and financial performance, and the enhanced stock ownership guidelines impacting all executives.

2011 in Review

For summary purposes, key decisions related to executive compensation programs made in 2011 include the following:

•	The Company adopted a recoupment policy, also known as a clawback policy, as further described below.

•	Effective January 1, 2012, the Company discontinued the reimbursement to the CEO for the tax liability created by the payment of premiums for his split-dollar life insurance policy. See the “Perquisites” section below.

•	The stock ownership guidelines were revised to increase the guidelines for the CEO and CFO and were expanded to cover all other executives. This policy, effective January 1, 2012, is more fully described below under the section “Stock Ownership Guidelines and Hedging policies”.

•	The Compensation Committee has committed to not entering into any Change in Control Severance Agreements containing a gross-up for excise taxes with any future executive.

•	The 2012 bonus program includes a secondary target to increase the focus on revenue growth and free cash flow. As described under the section Executive Bonus Plan, this secondary target only results in a bonus to executives if the primary goal is achieved and the Company exceeds the secondary targets.

•	Recommended, subject to shareholder approval, a new equity plan with an additional 1,000,000 shares and with a minimum three (3) year vesting period, as described in the plan itself.

Salary

Base salary is an integral component of the total compensation program, and is intended to provide our executives with a stable source of compensation.

A Named Executive Officer’s (an “NEO”) salary is initially established based upon an evaluation of the marketplace and the responsibilities of the NEO.  Absent a promotion or some other unusual circumstance, salaries are reviewed once per year.  In this process, the Compensation Committee considers the recommendation of the CEO in reviewing and approving the base salaries of the executive and senior officers (other than the CEO) at a meeting of the Compensation Committee in the April/May time frame, with the final decisions made by the Compensation Committee and Board of Directors following the annual shareholders’ meeting in May.

In making his recommendation for the NEOs and certain senior officers, the CEO considers current compensation data derived from the proxies of the peer companies described above and, as appropriate, compensation data gathered from third-party surveys generally available to the Company. The CEO considers the overall corporate performance and exercises judgment and discretion when considering any additional factors that should appropriately affect the executive’s salary. Such factors from time to time may include the complexity of the NEO’s area of responsibility, individual performance and the performance of their respective areas of responsibilities, expected future contributions, and internal pay equity. No specific formula is used to weigh or evaluate these factors, but rather the CEO considers such factors on the whole when making a base salary recommendation.

As to the process for reviewing the base salary for the CEO, the Committee considers the Company’s performance, CEO’s contribution and responsibilities, as well as the competitive information provided previously by Towers Watson and the peer companies. No fixed formula is or target percentile is established for setting the base salary.

In 2011, the Company increased the salaries of Mr. J. Corasanti, Mr. Shallish, Mr. Pomilio, Mr. Jonas and Mr. Darling in May 2011 by 4%, 4%, 8%, 4% and 4%, respectively.    Mr. Pomilio was given a higher increase due to consideration given to internal pay equity, the relative base pay noted in the Company's peer companies and other data reviewed in market surveys regularly used by the Company, as well as his performance during the relevant period.

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Executive Bonus Plan

The Executive Bonus Plan is established in the first quarter of the year, with the approval of the Compensation Committee and the Board of Directors at the meeting typically held in late February or early March.

2011 Executive Bonus Plan

For 2011, the performance goal set for NEOs at a corporate level was $1.40 earnings per share, plus any unusual or extraordinary charges, less any unusual or extraordinary income credits, and any incremental noncash convertible bond interest.  The target bonus percentage for NEOs in 2011 with corporate-wide responsibility was 50% of base salary with the first 20% to be held back and paid in 2013 based on achieving at least 85% of the budgeted 2012 EPS target.  The $1.40 performance goal was both the minimum and the target threshold in order for NEOs to earn a bonus, subject to the other conditions of the Executive Bonus Plan (e.g., compliance with regulatory and ethics requirements, and employment through the filing of the Form 10-K).  If performance had been below the $1.40 earnings per share, NEOs would not have been entitled to any incentive payment under the Executive Bonus Plan.  Under the terms of the 2011 Executive Bonus Plan, the bonus payouts increased above the target bonus by five percent of base salary for each $0.02 in incremental earnings per share with a maximum incentive payment of two times the target bonus if 114% or more of the target performance goal was achieved (i.e., earnings per share of $1.60 or more).   For Mr. Darling, the target bonus percentage was 50% of base salary, with a maximum incentive payment of 100% if 105% of his target was achieved.  Mr. Darling’s performance goal was based upon the financial performance of the Company’s orthopedic business.

In addition, as provided for in the 2010 Executive Bonus Plan, 20% of the incentive payout from 2010 had been held back to be paid in 2012 based on achieving at least 85% of the 2011 EPS target.

For 2011, the actual incentive earned for the NEOs at a corporate level was 75% based on the Company achieving earnings per share of $1.50 or 107% of the 2011 performance goal. Again, in accordance with the 2011 Executive Bonus Plan, 20% of the incentive earned was held back contingent upon achieving at least 85% of the budgeted 2012 EPS goal.  For Mr. Darling, 100% of his 2011 incentive was earned and paid under his Plan.

2012 Executive Bonus Plan

As in the prior year, the target bonus percentage for NEOs in 2012 is 50% of base salary with the first 20% of any bonus earned to be paid based further on achieving at least 85% of the budgeted 2013 EPS goal.  If at least 85% of the 2013 goal is not achieved, or if the NEO is no longer employed by the Company when the Form 10-K for 2013 is filed, the 20% portion of the bonus held back from 2012 will be forfeited.  The Company believes it is appropriate to continue with the target percentage of 50% of base salary with a 20% holdback to reduce the risk of excessive focus on short-term results and encourage retention.

The 2012 Executive Bonus Plan for the NEOs establishes primary and secondary performance goals. The primary performance goal is based on earnings per share of $1.75, adjusted for unusual items including restructuring charges, changes in tax or accounting rules, or other nonrecurring events.  This primary performance goal, which is the minimum threshold for any payment under the 2012 Executive Bonus Plan for NEOs, is consistent with the results of the Company’s internal budget goals and the Company’s guidance to investors.  Further, the Compensation Committee determined that the minimum performance level or target for incentive pay was 100% achievement of the target or performance goal with the incentive payment increasing incrementally for each incremental improvement in earnings per share, with the maximum incentive payment for NEOs to be 125% of the target bonus if achievement of 120% (i.e., $2.10 earnings per share) or more of the target EPS performance goal was achieved.

Secondary performance goals in the 2012 Executive Bonus Plan are based on net sales and operating cash flow. The net sales goal is $780 million and operating cash flow goal is $94 million. If the primary performance goal (non-GAAP EPS of $1.75) is not met, no consideration will be given to performance under the secondary targets and no incentive pay will be paid regardless of performance under these secondary performance goals. If the primary targets are achieved and the secondary targets are exceeded on a combined average, the average percentage achievement on the secondary targets will serve to increase the bonus due under the primary goal by that same percentage. An example of the secondary target

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calculation is provided below. Assuming achievement of the EPS target, the total bonus payout would be the primary target bonus multiplied by 100.8%:

	Actual	Target	%Achievement
Net sales (in 000’s)	$800,000	$780,000	102.6%
Operating cash flow (in 000’s)	$93,000	$94,000	98.9%
Average % - Secondary goal performance			100.8%

Recoupment Policy

In the interest of further aligning the interests of the NEOs with those of our shareholders, the Committee approved a Recoupment Policy which would allow the Committee to require any participant or former participant in the Executive Bonus Plan or recipient of performance based equity awards in any of the prior three years to repay to the Corporation all or a portion of the amount received in connection with a fiscal year in which either (i) there was a recalculation of a financial or other performance metric related to the determination of an annual incentive compensation award or performance-based equity award due to an error in the original calculation or (ii) there was a restatement of earnings for the Corporation or a business unit due to material noncompliance with any financial reporting requirement under either GAAP or federal securities law, other than as a result of changes to accounting policy, rules or regulation; and (iii) the restated earnings or corrected performance measurement would have (or likely would have) resulted in a smaller award than the amount actually received by the participant. A similar recoupment provision is extended to non-executives who participate in other Company non-equity incentive programs.

Discretionary Bonus

The Committee also has the discretion, upon the recommendation of the CEO, to review at year-end a business unit’s actual results, and may consider certain mitigating factors, such as one-time costs or other unique events not contemplated at the time the goals were established.  The Committee in such circumstances may also consider the need to attract and retain executive talent.  In such instances, a discretionary bonus may be awarded to adjust for these factors.  No NEOs were awarded a discretionary bonus in 2011.

Equity Compensation

Equity compensation, in the form of stock options, Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”), or Performance Share Units (“PSUs”), is awarded to align the interests of NEOs with those of shareholders, encourage long-term retention, and provide a counter-balance to the incentives offered by the Executive Bonus Plan which reward the achievement of comparatively short-term performance goals.

The Company’s equity compensation awards generally provide for no shorter than five year vesting periods.  The exercise price on all outstanding options and SARs is equal to the quoted fair market value of the stock at the date of grant.  RSUs and PSUs are valued at the market value of the underlying stock on the date of grant.  Stock options, SARs, RSUs, and PSUs are generally non-transferable other than on death and expire ten years from date of grant.  SARs are only settled in shares of the Company’s stock.

The Committee has historically taken a multi-tiered approach to equity compensation grants to NEOs whereby, the CEO received one level of annual grant of equity compensation, the remaining corporate NEOs received equal grants which are at a lower level than the CEO grant and divisional NEOs received a grant based on the scope of their responsibilities.  In 2010, the Committee determined, as had been recommended by Towers Watson & Co. in 2009, that both the CEO’s and CFO’s equity compensation should reflect a larger percentage of the overall compensation so that the CEO and CFO have a greater incentive to focus on long-term growth and strategic positioning, as well as regulatory and ethics compliance.  In addition, during 2010, the Committee determined equity compensation to divisional NEO’s would be in the form of PSUs and RSUs only.  The Committee determines the amount of equity compensation for each NEO other than the CEO, based in part, on recommendations from the CEO in the April-May time frame, with all actual grants made at the Annual Meeting of Shareholders to be effective on June 1st or the closest business day to this date for ease of administration. While there is no fixed formula for equity compensation grants, the Committee seeks to establish an appropriate balance between cash and non-cash compensation, short and long term incentives, at-risk compensation and the form of equity compensation.  The Committee generally prefers consistent annual RSU and SAR grants to the corporate NEOs but will alter such amounts to rebalance or alter the components of compensation to the extent it is deemed appropriate, as done with the grants awarded to the CFO in 2010.

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The June 1, 2011 equity grants to the CEO and CFO were 25,000 RSUs and 62,500 SARs, and 6,000 RSUs and 14,000 SARs, respectively.  All other corporate NEOs were awarded equity grants of 4,000 RSUs and 10,000 SARs, consistent with prior year grants and resulted in the following compensation balance which the Committee considered appropriate.

	Percentage Cash Compensation to Total Compensation (Salary and target bonus is cash compensation. Equity compensation is added to cash compensation for total)	Allocation of Equity Compensation Value between SARs and RSUs

CEO	45%	Approximately 50% each
CFO	66%	Approximately 50% each
Other Corporate NEOs	72% to 73%	Approximately 50% each

Mr. Darling was awarded 4,000 RSUs and 10,000 PSUs in June 2011.  The PSUs had performance and time based vesting with the performance criteria based on the financial performance of the CONMED Linvatec business unit.  These targets were achieved in 2011 and, therefore, the PSUs will begin vesting over five years starting June 1, 2012.   Mr. Darling’s equity compensation was allocated 71% to PSUs and 29% to RSUs.  Mr. Darling’s target cash compensation represented 66% of total compensation (defined as salary, target bonus, RSU grant value and PSU grant value). In conjunction with Mr. Darling assuming additional responsibility in July 2011 as the Vice President – Corporate Commercial Operations, Mr. Darling was awarded 15,000 RSUs vesting over a seven year period.

In July of 2011, Mr. Pomilio’s exceptional performance as Vice President, Controller and Corporate General Manager was recognized with a grant of 5,000 RSUs vesting over a five year period. Mr. Pomilio was rewarded for setting and driving the Company’s operational strategy and renewed focus on leveraging sourcing opportunities, the virtually seamless consolidation of certain factories and establishment of the Mexican manufacturing facility.

Stock Ownership Guidelines and Hedging Policies

Effective July 31, 2009, the Company adopted guidelines to encourage outright share ownership by the CEO and CFO to ensure they had a direct stake in the Company’s future and to directly align their interests with those long-term interests of the shareholder.  As of January 1, 2012, the ownership guidelines were expanded to cover all NEOs and increased the guidelines for the CEO and CFO. Under the terms of the guidelines, the NEOs have five (5) years to comply. The guidelines are as follows:

NEO	Ownership guideline
President & CEO	4x salary
CFO	3x salary
All other NEOs	1x salary

The following share types are included under these guidelines:  shares directly owned, shares jointly owned, estimated net after tax shares of unvested RSUs, and shares held in saving plan accounts.  Share ownership guidelines for officers reaching the age of 62 are reduced by 50%.  The CEO and CFO are required to be in compliance with these guidelines within five (5) years of becoming subject to this policy.  These ownership guidelines also contain a holding period for equity-based awards until such time as the minimum share ownership is achieved.  A complete copy of these guidelines is available on the Company’s web site in the investor relations section.

The Company also requires that its officers and directors not hold any derivatives other than those issued by the Company.  The intention of this policy is to align the interests of senior management with those of the holders of the Company’s common stock.

Both the CEO and CFO were in compliance with the guidelines as assessed as of December 31, 2011. The other NEOs will be assessed under the new guidelines in 2012.

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Retirement Benefits

All employees in the United States, including the NEOs, are eligible to participate in the Retirement Savings Plan and were eligible to participate in the Retirement Pension Plan if employed by the Company prior to May 14, 2009.  The Company maintains the Benefits Restoration Plan for eligible employees including the NEOs.  The following summary of the terms of these plans is qualified in its entirety by reference to the complete plan documents.

Retirement Pension Plan

As of January 1, 2004, the Aspen Laboratories, Inc. Retirement Plan (“Aspen Plan”) and the Linvatec Corporation Income Plan (“Linvatec Plan”) were merged with the CONMED Corporation Pension Plan “D” (“CONMED Plan”) which was renamed the CONMED Corporation Retirement Pension Plan (“Retirement Plan”), a tax-qualified, defined benefit pension plan.

Under the Retirement Plan, upon the later of the attainment of age 65 or the completion of 5 years of participation, employees are entitled to annual pension benefits equal to the greater of: (a) 1.65% of a participant's average monthly compensation multiplied by years of benefit service with the product being reduced by 0.65% of a participant’s monthly covered wages multiplied by years of benefit service (not to exceed 35) or (b) the benefit the participant would have been entitled to prior to December 31, 2003. Special plan provisions exist for early retirement, deferred retirement, death or disability prior to eligibility for retirement and lump sum benefit payments. A participant is 100% vested after five years of service. The participant may elect one of the following forms of payment: lump sum distribution for benefits earned through December 31, 2003, single life annuity or joint and survivor annuity.

For employees who met the eligibility requirements of the CONMED Plan as of December 31, 2003, the calculation of benefits under the Retirement Plan is the greater of (i) the benefit earned under the CONMED Plan as of December 31, 2003 or (ii) the benefit under the new formula provided by the Retirement Plan based on the date of retirement or other termination of employment.

For employees who met the eligibility requirements of the Linvatec Plan as of December 31, 2003, the calculation of benefits under the Retirement Plan is the greater of (i) the benefit earned under the Linvatec Plan as of December 31, 2003 or (ii) the benefit under the new formula provided by the Retirement Plan based on the date of retirement or other termination of employment.

For employees who met the eligibility requirements of the Aspen Plan as of December 31, 2003, the calculation of benefits under the Retirement Plan is the greater of (i) the benefit earned under the Aspen Plan as of December 31, 2003 or (ii) the benefit under the new formula provided by the Retirement Plan based on the date of retirement or other termination of employment.

As of May 14, 2009, pension accruals under the Retirement Plan were frozen and participants will not accrue any additional benefits after that date.

Retirement Savings Plan

The Retirement Savings Plan (the “Savings Plan”) is a tax-qualified retirement savings plan pursuant to which all employees are eligible after completing three months of service, including the NEO’s who meet the Plan’s requirements.  A participant can contribute 1 to 50 percent (16% prior to January 1, 2002) of his or her annual compensation, as defined, up to the maximum annual limitations as provided by the Internal Revenue Code. Prior to 2010, the Company matched 50% of each participant’s contribution up to a maximum of six percent of the participant’s compensation.  All employee contributions are fully vested upon contribution.  All matching contributions vest upon completion of five years of service.  During 2009, the Savings Plan was amended to allow for a discretionary employer contribution and all eligible employees employed as of December 31, 2009 and certain employees retiring in 2009 were paid a discretionary employer contribution equal to 3% of compensation as that term is defined in the Savings Plan.  Effective January 1, 2010, the Retirement Savings Plan was amended to provide a 100% matching contribution up to a maximum of seven percent of the participant’s compensation.

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Benefits Restoration Plan

The Company has established a Benefits Restoration Plan effective January 1, 2010.  The Benefits Restoration Plan is a funded nonqualified deferred compensation plan that provides eligible employees, which include the NEOs, the opportunity to defer receipt of up to 50% of base salary and up to 100% of incentive compensation and to receive 7% matching contributions or other contributions from the Company that would otherwise be unavailable under our 401(k) plan because of limits imposed by the Internal Revenue Code.  In addition, similar to the Savings Plan, the Company has discretion to contribute to the Benefits Restoration Plan in addition to the match.  The funds are invested based upon the investments selected by the participant from the investments available under the Savings Plan.

A participant is 100% vested in the participant’s deferred compensation and any earnings.  The Company’s match and any discretionary contributions to a participant’s deferred compensation account vest subject to a Rule of 65, which is defined as the sum of the participant’s age plus years of service equal to 65.

Perquisites

  The Company has historically provided certain perquisites to the NEOs to provide convenience and support services that the Company viewed as customary and necessary to attract, motivate and retain executive talent.  These included car allowances (although in limited cases the Company has also leased the NEOs’ cars directly), long-term care insurance and reimbursement of country club dues.  These perquisites, as provided in 2011, are discussed in more detail below in the footnotes to the Summary Compensation Table.

In the case of Mr. J. Corasanti, the Company is contractually obligated to reimburse certain legal or accounting fees and to provide payments to Mr. J. Corasanti in an amount sufficient to allow him to continue to pay the premiums due on a split-dollar life insurance policy.  During 2011, $49,505 was awarded to Mr. J. Corasanti, of which $27,020 related to premium and $22,485 was intended as a “gross-up” to reimburse Mr. J. Corasanti for the tax liability created by the payment. In May of 2011, the Compensation Committee recommended and the Board of Directors approved, the elimination of the gross-up on the reimbursement to Mr. J. Corasanti for this tax liability, effective December 31, 2011.

The Company has revised its practices, effective January 1, 2012, as it relates to perquisites it provides to the NEOs to simplify the Company’s approach and provide flexibility to the NEOs. Under the new perquisites program, the Company will continue to lease a car for the CEO, reimburse Mr. J. Corasanti for the split-dollar life insurance with no “gross-ups”, and in limited cases, provide long-term care insurance. All other perquisites have been replaced by a cash allowance paid the NEOs on a monthly basis. The allowance set for 2012 is $3,200 per month for the CEO and $1,500 per month for all other NEOs. This allowance replaces any costs related to any other perquisite that may have been previously provided by the Company, including car allowances, country club dues, financial and/or tax services, as well as any travel related perquisite. This cash allowance is not considered compensation under any of the Company’s other employee benefit plans.

Employment Contracts

As a general matter, NEOs are employees at will and have no employment contracts.  The exceptions to this general policy are the employment agreement for the CEO and the Change in Control severance agreements for all NEOs.

CEO Employment Agreement

Consistent with the Company’s compensation policy, the Board of Directors believes that compensation of Joseph J. Corasanti, the Company’s Chief Executive Officer (“CEO”), should be heavily influenced by company performance, long-term growth and strategic positioning, as well as regulatory and ethics compliance. Therefore, although there is necessarily non-performance-based pay reflected in providing a salary to him, major elements of the compensation package are directly tied to the Company’s performance, long-term growth and strategic positioning. Mr. J. Corasanti has an employment agreement with the Company, extending from January 1, 2000 through December 31, 2014 (the “CEO Employment Agreement”).  This agreement was amended and restated as of November 12, 2004 whereby Mr. J. Corasanti began serving as the Chief Operating Officer of the Company and received an annual salary of not less than $375,000.  Mr. J. Corasanti also received deferred compensation of $100,000 per year with interest at 10% per annum for payments accrued through December 31, 2004, with payments of $125,000 to accrue in each year commencing December 31, 2005 with interest at two percent above prime per annum, payable upon his departure or retirement, or to his beneficiaries at death.  This agreement was amended October 31, 2006 and became effective January 1, 2007 increasing the minimum base annual salary to $450,000 and increasing the minimum award of deferred compensation to $150,000 per annum before interest in connection with Mr. J. Corasanti assuming the expanded role and responsibilities of CEO.

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During 2008, certain technical amendments were made to the CEO Employment Agreement, which were primarily intended to conform certain provisions to the requirements of Section 409A of the Code.  The CEO Employment Agreement was again amended on October 30, 2009 to provide that the minimum base salary be not less than $511,000, roughly equivalent to his then current salary, deferred compensation of $175,000 beginning January 1, 2010, and reimbursement for a physical medical examination.  Until this contract amendment, the CEO’s deferred compensation had not been raised from $150,000 since 2006. Effective May 2011, the Committee recommended and the Board approved increasing the CEO’s deferred compensation to $200,000.

Mr. J. Corasanti is entitled to participate in the Company’s employee equity compensation plan and pension and other employee benefit plans and such bonus or other compensatory arrangements as may be determined by the Board of Directors.  Mr. J. Corasanti is also entitled to be paid an amount sufficient after the payment of applicable taxes to permit him to purchase certain life insurance policies, as further described below.  In the event that the Board of Directors should fail to re-elect Mr. J. Corasanti as CEO or should terminate his employment for reasons other than “just cause” (as defined in the CEO Employment Agreement), Mr. J. Corasanti will become entitled to receive a lump sum payment equal to the result of multiplying the greater of three or the number of years and fraction thereof then remaining in the term of employment by his base annual salary plus the average of the bonuses, deferred compensation and incentive compensation awarded to him during the three fiscal years prior to such early termination.  He will also continue to receive other employment benefits, for the greater of three years or the balance of the CEO Employment Agreement’s term. In the event of Mr. J. Corasanti’s death or disability, Mr. J. Corasanti or his estate or beneficiaries will be entitled to receive 100% of his base annual salary and other employment benefits (other than deferred compensation) for the balance of the CEO Employment Agreement’s term, and in the case of disability, he and his wife will be entitled to life and health insurance benefits for life. If, during the term of Mr. J. Corasanti’s employment under the CEO Employment Agreement and within two years after a Change in Control, his employment with the Company is terminated by the Company, other than for Cause or by him for Good Reason (as such capitalized terms are defined in the Employment Agreement), Mr. J. Corasanti will be entitled to receive (a) a lump sum payment equal to three times the sum of (i) his base salary on the date of such termination or his base salary in effect immediately prior to the Change in Control, whichever is higher, plus (ii) the average of the bonuses, deferred compensation and incentive compensation awarded to him during the three years prior to such termination; (b) continued coverage under the benefit plans in which he participates for a period of three years from the date of such early termination; (c) a lump sum payment equal to the aggregate amount credited to his deferred compensation account; and (d) awards for the calendar year of such termination under incentive plans maintained by the Company as though any performance or objective criteria used in determining such awards were satisfied.

Change In Control Severance Agreements

As a general rule, the Company does not enter into separate severance or employment agreements other than with the Chief Executive Officer and the Vice Chairman.  The Company, however, does have outstanding agreements with the NEOs which provide that these NEOs will not, in the event of the commencement of steps to effect a Change in Control (defined generally as an acquisition of 25% or more of the outstanding voting shares or a change in a majority of the Board of Directors) voluntarily leave the employ of the Company until the potential Change in Control has been terminated or until a Change in Control has occurred.  These agreements were first entered into by the Company and the respective NEOs in 2000, and were last amended in 2008 in order to conform to technical requirements under Section 409A of the Code.

In the event of a termination of the individual’s employment other than for Cause (as defined in the agreement), or if the executive resigns for good reason (as is defined in the agreement), within two and one-half years of a Change in Control, the NEO is entitled to three years’ salary and bonus (calculated as the largest bonus earned by the executive in the preceding three years), continuation of all medical, dental, accident, disability, long-term care and life insurance benefits or other fringe benefits for three years and a gross-up for any excise or other tax that may become due as a result of such Change in Control (to the extent that the amounts giving rise to the excise tax are greater than 10% of the “golden parachute” safe-harbor amount).  In addition, all of the Company’s equity compensation awards contain provisions that accelerate vesting upon a Change in Control, without subsequent termination of employment.

The Board of Directors of the Company may terminate any such agreement upon three years’ prior written notice. The Board of Directors may also, at any time, terminate an agreement with respect to any NEO who is affiliated with any group seeking or accomplishing a Change in Control.

Mr. Darling also has an Executive Severance Agreement. This Agreement provides that upon a Change of Control of Linvatec Corporation where Mr. Darling did not retain the title of President and comparable responsibilities or is terminated without cause during the first eighteen (18) months of such change in control, Mr. Darling is entitled to payment of his salary then in effect for eighteen (18) months.

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As of May of 2011, the Company grandfathered all executives with an existing Change in Control Agreement containing a gross-up for excise taxes and has committed to not enter into agreements to gross-up excise taxes in future Change in Control Severance agreements with future executives.

Split-Dollar Life Insurance

Prior to December 31, 2001, the Company had paid certain premiums associated with split-dollar life insurance policies with face amounts totaling $2,500,000 for the benefit of Joseph J. Corasanti. The Company has not paid or accrued premiums since fiscal year 2001. Premiums paid by the Company in prior years are treated by the Company as a loan to Mr. J. Corasanti, and at December 31, 2011, the aggregate amount due the Company from Mr. J. Corasanti related to these split-dollar life insurance policies is $279,740. This amount (and loans, if any, for future premiums) will be repaid to the Company on Mr. J. Corasanti’s death and the balance of the policy will be paid to his estate or beneficiaries.

In connection with the enactment of the Sarbanes-Oxley Act of 2002 (the “Act”) and the general prohibition against loans to officers, subject to an exception for certain pre-existing loan arrangements, the Board of Directors and management opted, as of October 2002, to stop making the premium payments which previously had been accounted for as loans pending further clarification of the regulations and interpretation of the Act. The policies for which the Company had previously been funding premium payments have cash balances sufficient to permit the payment of premiums. The Board of Directors and management may, however, elect to resume such payments if management and the Board of Directors conclude that the obligation to make such payments was maintained by the Company on the date of the enactment of the Act and was not materially modified pursuant to Section 402 of the Act and the implementing regulations, or if such payments are otherwise permitted.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the three other most highly compensated executive officers, other than the Chief Financial Officer, employed on the last day of any fiscal year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Committee considers deductibility as one factor when we make a decision regarding executive compensation. In order to maximize the deductibility of our executives’ pay, we structured our 2012 Executive Bonus Plan and Long Term Incentive Plan such that performance-based annual incentive bonuses and long-term equity-based compensation paid under those plans for our most senior executives should constitute qualifying performance-based compensation under Section 162(m), provided the Executive Bonus Plan is approved by shareholders. However, in some cases, the Committee may determine it is appropriate to provide compensation that may exceed deductibility limits in order to recognize performance, meet market demands and retain key executives. In 2011, the Committee provided competitive compensation to our executive officers without exceeding the deductibility limits of Section 162(m), except for a limited portion of Mr. J. Corasanti’s total compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and is incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Submitted by the Compensation Committee,

Stuart J. Schwartz (Chair)           Bruce F. Daniels

Stephen M. Mandia

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Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option /SAR Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)
		(1)	(2)	(3)	(4)	(5)	(6)	(7)
Joseph J. Corasanti, President, & Chief Executive Officer	2011	$725,012	$0	$690,750	$651,756	$410,165	$142,011	$166,247	$2,785,941
	2010	$699,842	$0	$481,500	$482,363	$345,346	$79,117	$128,623	$2,216,791
	2009	$657,604	$0	$835,300	$760,678	$0	$57,955	$98,660	$2,410,197

Robert D. Shallish, Jr., Chief Financial Officer and Vice President- Finance	2011	$301,191	$0	$165,780	$145,993	$226,271	$103,070	$56,154	$998,459
	2010	$282,783	$0	$115,560	$108,049	$190,513	$58,118	$36,275	$791,298
	2009	$264,749	$0	$65,840	$67,018	$0	$35,553	$29,113	$462,273

Joseph G. Darling– President CONMED Linvatec & Vice President- Corporate Commercial Operations	2011	$351,400	$0	$776,820	$0	$353,034	$5,552	$137,535	$1,624,341
	2010	$343,535	$33,946	$265,672	$0	$0	$2,537	$87,502	$733,192
	2009	$324,746	$0	$65,840	$67,018	$0	$1,250	$84,227	$543,081

Daniel S. Jonas – General Counsel & Vice President Legal Affairs	2011	$267,816	$0	$110,520	$104,281	$201,097	$41,295	$63,940	$788,949
	2010	$253,278	$0	$77,040	$77,178	$169,317	$16,853	$45,611	$639,277
	2009	$239,700	$0	$65,840	$67,018	$0	$7,327	$40,774	$420,659

Luke A. Pomilio, Vice President, Controller & Corporate General Manager	2011	$293,444	$0	$240,520	$104,281	$220,997	$54,833	$50,463	$964,538
	2010	$274,696	$0	$77,040	$77,178	$180,916	$22,377	$36,230	$668,437
	2009	$254,039	$0	$65,840	$67,018	$0	$9,729	$31,230	$427,856

(1)	Salary reflects actual salary and deferred compensation earned during 2009, 2010 and 2011. Salary levels are adjusted annually following the Annual Meeting of Shareholders in May. Accordingly, salary levels listed in the Compensation Discussion and Analysis (the “CD&A”) may not match amounts actually paid during the course of the year.

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(2)	Other than Non-Equity Incentive Plan Compensation, there were no bonuses earned during 2009 and 2011. During 2010, the Compensation Committee, upon the recommendation of the CEO, awarded a discretionary cash bonus equal to 10% of salary to Mr. Darling based on the successful launch of two key products and for strategic planning which should result in improved future profitability for the CONMED Linvatec division.

(3)	Amounts in this column reflect the grant date fair value of RSUs and PSUs in accordance with Compensation – Stock Compensation Topic of the FASB ASC. The assumptions made in the valuation of these awards are set forth in Note 7, (“Shareholders’ Equity”), to the Consolidated Financial Statements in Item 15 to the Company’s 2011 Annual Report on Form 10-K (available at http://www.conmed.com). Mr. Darling was awarded PSUs during 2010 and 2011. The amount included in the table represents the grant date fair value of such awards, however Mr. Darling did not achieve the performance goals under his PSU agreement in 2010 and therefore the awards were not earned and no payment will be made.

(4)	Amounts in this column reflect the grant date fair value of SARs in accordance with Compensation – Stock Compensation Topic of the FASB ASC. The assumptions made in the valuation of these awards are set forth in Note 7, (“Shareholders’ Equity”), to the Consolidated Financial Statements in Item 15 to the Company’s 2011 Annual Report on Form 10-K.

(5)	Non-Equity Incentive Plan Compensation represents earnings under the Company’s Executive Bonus Plan as more fully described in the CD&A.

(6)	Amounts in this column represent the increase in the actuarial value of defined benefit plans during 2009, 2010 and 2011 of the executive’s accumulated benefit under the CONMED Corporation Retirement Pension Plan. Actuarial value computations are based on the assumptions established in accordance with Compensation – Retirement Benefits Topic of the FASB ASC and discussed in Note 9, (“Employee Benefit Plans”), to the Consolidated Financial Statements in Item 15 to the Company’s 2011 Annual Report on Form 10-K.

In addition, Mr. J. Corasanti also earns deferred compensation as more fully described in the CD&A. This table reflects only that interest earned on deferred compensation amounts that are considered to be above-market. This above-market interest amounted to $45,659, $50,835 and $72,709 for 2009, 2010 and 2011, respectively.

(7)	All Other Compensation consists of the following: (i) company contributions to employee 401(k) plan accounts on the same terms offered to all other employees, (ii) company contributions to the Benefits Restoration Plan for 2011 (iii) payments relating to automobile leases and/or allowances, (iv) payments for supplemental long-term care insurance policies for J. Corasanti, R. Shallish, L. Pomilio and D. Jonas (v) reimbursement for country club and/or other club membership fees for J. Corasanti, D. Jonas and L. Pomilio for 2009 and for J. Corasanti, D. Jonas, L. Pomilio and R. Shallish for 2010 and 2011 (vi) director fees of $ 9,000, $13,000 and $21,250 in 2009, 2010 and 2011, respectively, for J. Corasanti’s position as a Director of the Company and (vii) tax services for J. Corasanti and D. Jonas. The amount attributable to each perquisite or benefit for each NEO does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such NEOs, except as described below.

With respect to Mr. J. Corasanti, All Other Compensation also includes reimbursements for certain insurance policy premiums in the amount of $27,020 in each of the years 2009, 2010 and 2011, and the related tax “gross-up” as provided for in his Amended and Restated Employment Agreement, which is further described in the CD&A. All other compensation does not include the costs for health insurance, long-term disability insurance, life insurance and other benefits generally available to other employees on the same terms as those offered to the officers listed above. With respect to Mr. Darling, All Other Compensation also includes reimbursement for relocation expenses of $63,504, $54,578 and $98,187 in 2009, 2010 and 2011, respectively. Relocation expenses did not cover any loss on the sale of Mr. Darling's home. In addition, all relocation expenses are subject to a claw back if Mr. Darling voluntarily leaves the Company within one year of payment of such expenses.

27

Grants of Plan-Based Awards

The table below summarizes the estimated cash awards under the Executive Bonus Plan as well as equity compensation granted during 2011. Information regarding the terms of these awards can be found under the headings “Non-Equity Incentive Plan” and “Equity Compensation” in CD&A.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#) (4)	($/sh)	($)

Joseph J.	6/01/2011	-	-	-	-	-	-	-	62,500	$27.63	$651,756
Corasanti	6/01/2011	-	-	-	-	-	-	25,000	-	-	$690,750
	N/A	276,277	276,277	552,554	-	-	-	-	-	-	$-

Robert D.	6/01/2011	-	-	-	-	-	-	-	14,000	$27.63	$145,993
Shallish, Jr.	6/01/2011	-	-	-	-	-	-	6,000	-	-	$165,780
	N/A	152,411	152,411	304,821	-	-	-	-	-	-	$-

Joseph G.	6/01/2011	-	-	-	-	10,000	10,000	-	-	-	$276,300
Darling	6/01/2011	-	-	-	-	-	-	4,000	-	-	$110,520
	7/29/2011	-	-	-	-	-	-	15,000	-	-	$390,000
	N/A	176,517	176,517	353,034	-	-	-	-	-	-	$-

Daniel S.	6/01/2011	-	-	-	-	-	-	-	10,000	$27.63	$104,281
Jonas	6/01/2011	-	-	-	-	-	-	4,000	-	-	$110,520
	N/A	135,454	135,454	270,908	-	-	-	-	-	-	$-

Luke A.	6/01/2011	-	-	-	-	-	-	-	10,000	$27.63	$104,281
Pomilio	6/01/2011	-	-	-	-	-	-	4,000	-	-	$110,520
	7/29/2011	-	-	-	-	-	-	5,000	-	-	$130,000
	N/A	150,300	150,300	300,600	-	-	-	-	-	-	$-

(1)	Non-Equity Incentive Compensation represents earnings under the Company’s Executive Incentive Plan. The threshold and target compensation represents 50% of the NEO’s salary. The maximum compensation represents 100% of all NEO’s salary. During 2011, NEOs with corporate responsibility were awarded non-equity incentive compensation equal to 75% of salary. As disclosed in CD&A, the first 55% is payable after the 2011 year, the remaining 20% is dependent upon meeting 85% of the 2012 target. During 2011, Mr. Darling was awarded 100% of salary under his Plan.

(2)	Equity Incentive Compensation represents the number of PSUs to be awarded to the named executive officer upon achieving certain performance conditions. The range of PSUs to be awarded is between 0% and 100%. Upon achieving such goals, the PSUs vest over a period of five years. PSUs are valued at the market price of the stock on the date of grant. During 2011, Mr. Darling achieved his goals and was awarded 100% of the PSUs.

(3)	The amounts shown in column (i) represent the total RSUs awarded to the named executive officers. Such awards vest over a period of five years, except for Mr. Darling’s grant on July 29, 2011 which vests over a period of seven years, and are valued at the market price of the stock on the date of grant.

(4)	The amounts shown in column (j) represent the total number of SARs awarded to the NEOs. These awards vest over a period of five years.

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Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)		(#)	($)		(#)		($)	(#)	($)
Joseph J.	125,000	-		-	$17.74	5/20/2013	-		-	-	-
Corasanti	125,000	-		-	$25.03	5/18/2014	-		-	-	-
	125,000	-		-	$31.40	5/17/2015	-		-	-	-
	62,500	-		-	$19.93	5/16/2016	-		-	-	-
	-	-		-	-	-	5,000	(1)	$128,350	-	-
	50,000	12,500	(1)	-	$29.92	5/17/2017	-		-	-	-
	-	-		-	-	-	10,000	(7)	$256,700	-	-
	37,500	25,000	(2)	-	$26.69	6/1/2018	-		-	-	-
	-	-		-	-	-	15,000	(8)	$385,050	-	-
	25,000	37,500	(3)	-	$16.46	6/1/2019	-		-	-	-
	-	-		-	-	-	12,000	(9)	$308,040	-	-
	16,000	24,000	(4)	-	$21.19	10/30/2019	-		-	-	-
	-	-		-	-	-	20,000	(10)	$513,400	-	-
	12,500	50,000	(5)	-	$19.26	6/1/2020	-		-	-	-
	-	-		-	-	-	25,000	(11)	$641,750	-	-
	-	62,500	(6)	-	$27.63	6/1/2021	-		-	-	-

Robert D.	15,000	-		-	$25.89	5/14/2012	-		-	-	-
Shallish, Jr.	15,000	-		-	$17.74	5/20/2013	-		-	-	-
	10,000	-		-	$25.03	5/18/2014	-		-	-	-
	15,000	-		-	$31.40	5/17/2015	-		-	-	-
	10,000	-		-	$19.93	5/16/2016	-		-	-	-
	-	-		-	-	-	800	(1)	$20,536	-	-
	8,000	2,000	(1)	-	$29.92	5/17/2017	-		-	-	-
	-	-		-	-	-	1,600	(7)	$41,072	-	-
	6,000	4,000	(2)	-	$26.69	6/1/2018	-		-	-	-
	-	-		-	-	-	2,400	(8)	$61,608	-	-
	4,000	6,000	(3)	-	$16.46	6/1/2019	-		-	-	-
	-	-		-	-	-	4,800	(10)	$123,216	-	-
	2,800	11,200	(5)	-	$19.26	6/1/2020	-		-	-	-
	-	-		-	-	-	6,000	(11)	$154,020	-	-
	-	14,000	(6)	-	$27.63	6/1/2021	-		-	-	-

Joseph G.	6,000	4,000	(2)	-	$26.69	6/1/2018	-		-	-	-
Darling	-	-		-	-	-	3,000	(7)	$77,010	-	-
	4,000	6,000	(3)	-	$16.46	6/1/2019	-		-	-	-
	-	-		-	-	-	2,400	(8)	$61,608	-	-
	-	-		-	-	-	3,200	(10)	$82,144	-	-
	-	-		-	-	-	4,000	(11)	$102,680	-	-
	-	-		-	-	-	10,000	(12)	$256,700	-	-
	-	-		-	-	-	15,000	(13)	$385,050	-	-

Daniel S.	10,000	-		-	$25.89	5/14/2012	-		-	-	-
Jonas	10,000	-		-	$25.03	5/18/2014	-		-	-	-
	15,000	-		-	$31.40	5/17/2015	-		-	-	-
	-	-		-	-	-	800	(1)	$20,536	-	-
	8,000	2,000	(1)	-	$29.92	5/17/2017	-		-	-	-
	-	-		-	-	-	1,600	(7)	$41,072	-	-
	6,000	4,000	(2)	-	$26.69	6/1/2018	-		-	-	-
	-	-		-	-	-	2,400	(8)	$61,608	-	-
	-	6,000	(3)	-	$16.46	6/1/2019	-		-	-	-
	-	-		-	-	-	3,200	(10)	$82,144	-	-
	2000	8,000	(5)	-	$19.26	6/1/2020	-		-	-	-
	-	-		-	-	-	4,000	(11)	$102,680	-	-
	-	10,000	(6)	-	$27.63	6/1/2021	-		-	-	-

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Luke A.	10,000	-		-	$25.89	5/14/2012	-		-	-	-
Pomilio	10,000	-		-	$25.03	5/18/2014	-		-	-	-
	15,000	-		-	$31.40	5/17/2015	-		-	-	-
	10,000	-		-	$19.93	5/16/2016	-		-	-	-
	-	-		-	-	-	800	(1)	$20,536	-	-
	8,000	2,000	(1)	-	$29.92	5/17/2017	-		-	-	-
	-	-		-	-	-	1,600	(7)	$41,072	-	-
	6,000	4,000	(2)	-	$26.69	6/1/2018	-		-	-	-
	-	-		-	-	-	2,400	(8)	$61,608	-	-
	2,000	6,000	(3)	-	$16.46	6/1/2019	-		-	-	-
	-	-		-	-	-	3,200	(10)	$82,144	-	-
	2,000	8,000	(5)	-	$19.26	6/1/2020	-		-	-	-
	-	-		-	-	-	4,000	(11)	$102,680	-	-
	-	10,000	(6)	-	$27.63	6/1/2021	-		-	-	-
	-	-		-	-	-	5,000	(14)	$128,350	-	-

(1)	Scheduled to vest on May 17, 2012.

(2)	Scheduled to vest in equal installments of 12,500 shares per year for Mr. J. Corasanti and 2,000 shares per year for Mr. Shallish, Mr. Darling, Mr. Jonas and Mr. Pomilio on June 1, 2012 and June 1, 2013.

(3)	Scheduled to vest in equal installments of 12,500 shares per year for Mr. J. Corasanti and 2,000 shares per year for Mr. Shallish, Mr. Darling, Mr. Jonas and Mr. Pomilio on June 1, 2012, June 1, 2013 and June 1, 2014.

(4)	Scheduled to vest in equal installments of 8,000 shares per year on June 1, 2012, June 1, 2013 and June 1, 2014.

(5)	Scheduled to vest in equal installments of 12,500 shares per year for Mr. J. Corasanti, 2,800 shares per year for Mr. Shallish and 2,000 shares per year for Mr. Jonas and Mr. Pomilio on June 1, 2012, June 1, 2013, June 1, 2014 and June 1, 2015.

(6)	Scheduled to vest in equal installments of 12,500 shares per year for Mr. J. Corasanti, 2,800 per year for Mr. Shallish, and 2,000 units per year for Mr. Jonas and Mr. Pomilio beginning on June 1, 2012 and each June 1st thereafter through 2016.

(7)	Scheduled to vest in equal installments of 5,000 shares per year for Mr. J. Corasanti, 1,500 units per year for Mr. Darling and 800 shares per year for Mr. Shallish, Mr. Jonas, and Mr. Pomilio on June 1, 2012 and June 1, 2013.

(8)	Scheduled to vest in equal installments of 5,000 shares per year for Mr. J. Corasanti and 800 units per year for Mr. Shallish, Mr. Darling, Mr. Jonas, and Mr. Pomilio on June 1, 2012, June 1, 2013 and June 1, 2014.

(9)	Scheduled to vest in equal installments of 4,000 shares per year on June 1, 2012, June 1, 2013 and June 1, 2014.

(10)	Scheduled to vest in equal installments of 5,000 shares per year for Mr. J. Corasanti, 1,200 per year for Mr. Shallish and 800 units per year for Mr. Darling, Mr. Jonas, and Mr. Pomilio on June 1, 2012, June 1, 2013, June 1, 2014, and June 1, 2015.

(11)	Scheduled to vest in equal installments of 5,000 shares per year for Mr. J. Corasanti, 1,200 per year for Mr. Shallish and 800 units per year for Mr. Darling, Mr. Jonas, and Mr. Pomilio beginning on June 1, 2012 and each June 1st thereafter through 2016.

(12)	Mr. Darling had been awarded 10,000 PSUs on June 1, 2011. The PSUs are scheduled to vest in equal installments of 2,000 shares per year beginning on June 1, 2012 and each June 1st thereafter through 2016.

(13)	Scheduled to vest in equal installments of 2,100 shares per year beginning June 1, 2012 and each June 1st thereafter through 2016. The remaining shares vest in equal installments of 2,250 shares per year on June 1, 2017 and June 1, 2018.

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(14)	Scheduled to vest in equal installments of 1,000 shares per year beginning June 1, 2012 and each June 1st thereafter through 2016.

Option Exercises and Stock Vested

(a)	(b)	( c)	(d)	(e)
	Option Awards (1)		Stock Awards (3)
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (4)
Joseph J. Corasanti	154,687	$585,718	29,000	$802,870

Robert D. Shallish, Jr.	6,151	$74,094	4,400	$121,828

Joseph G. Darling	0	$0	3,100	$85,653

Daniel S. Jonas	24,000	$210,653	4,000	$110,776

Luke A. Pomilio	17,000	$143,881	4,000	$110,776

(1)	Amount relates to stock option and SAR exercises during 2011.

(2)	Calculated by multiplying the number of shares purchased by the difference between the exercise price and the market price of CONMED Corporation common stock on the date of exercise.

(3)	Amount relates to the RSUs vested during 2011.

(4)	Calculated by multiplying the number of shares vested by the market price of the CONMED Corporation common stock on the date of issuance.

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each such NEO, under the CONMED Corporation Retirement Pension Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. As discussed in the CD&A under the heading “Retirement Pension Plan”, pension accruals were frozen under the Retirement Plan effective May 14, 2009, therefore no additional benefits accrued after that date. As a result, years of actual service for NEOs will not equal the years of credited service noted below.

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(a)	(b)	( c)	(d)	(e)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During the Last Fiscal Year ($)

Joseph J. Corasanti	CONMED Corporation Retirement Pension Plan	15	$242,466	$0

Robert D. Shallish, Jr.	CONMED Corporation Retirement Pension Plan	18	$640,881	$0

Joseph G. Darling	CONMED Corporation Retirement Pension Plan	1	$23,892	$0

Daniel S. Jonas	CONMED Corporation Retirement Pension Plan	9	$144,479	$0

Luke A. Pomilio	CONMED Corporation Retirement Pension Plan	12	$191,842	$0

Non-Qualified Deferred Compensation

The table below shows the executive contributions, Company contributions and aggregate earnings related to deferred compensation. Deferred compensation is provided to Mr. J. Corasanti as described in his employment agreement. Refer to the section title “CEO Employment Agreement” in CD&A for further details. Effective January 1, 2010, the Company began offering a Benefits Restoration Plan to eligible employees, including all NEOs. This Plan provides the opportunity to defer receipt of up to 50% of base salary and up to 100% of incentive compensation and to receive 7% matching contributions from the Company that would otherwise be unavailable under our 401(k) plan because of limits imposed by the Internal Revenue Code. Refer to the section “Retirement Benefits - Benefits Restoration Plan” in CD&A for further details.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Joseph J. Corasanti (1)	$44,877	$248,792	$155,923	$0	$2,625,064

Robert D. Shallish, Jr.	$22,951	$23,669	($716)	$0	$52,472

Joseph G. Darling	$41,081	$18,751	($8,142)	$0	$74,139

Daniel S. Jonas	$24,933	$20,096	($2,313)	$0	$48,067

Luke A. Pomilio	$163,360	$23,289	($7,012)	$0	$248,801

(1)	As described above, Mr. J. Corasanti receives deferred compensation under his employment agreement as well as his participation in the Benefits Restoration Plan. Amount included above for the deferred compensation under his employment agreement is payable over a period of up to 120 months with interest and includes annual contributions of $150,000 for 2009, $175,000 for 2010 and $200,000 for 2011 and above market interest of $45,659, $50,835, and $72,709 for 2009, 2010 and 2011, respectively, which were included in compensation in the respective years.

32

(2)	Executive contributions related to the Benefit Restoration Plan were included in earnings as follows:

Name	2011	2010
Joseph J. Corasanti	$20,703	$24,174

Robert D. Shallish, Jr.	$3,900	$19,051

Joseph G. Darling	$7,135	$33,946

Daniel S. Jonas	$8,001	$16,932

Luke A. Pomilio	$72,902	$90,458

(3)	Registrant contributions related to the Benefit Restoration Plan were included in earnings during 2011.

Potential Payments on Termination or Change-in-Control

Termination/No Change In Control

The table below represents the earnings Mr. J. Corasanti would receive if terminated on December 31, 2011 and no change in control had occurred. The table assumes the termination occurred without just cause (as defined in the CEO Employment Agreement).

Name	Salary Continuation or Severance ($)	Benefits or Perquisites ($)	Deferred Compensation ($)	Accelerated Option/SAR Vesting ($)	Accelerated RSU Vesting ($)	Total
Joseph J. Corasanti (1)	$3,479,153 (2)	$1,514,841 (3)	$2,625,064(4)	$773,395(5)	$2,233,290(5)	$10,625,743

(1)	Mr. J. Corasanti is entitled to earnings upon termination as defined in his employment agreement. If Mr. J. Corasanti were terminated with just cause, he would be entitled to salary and benefits through the end of the month of termination, payment of deferred compensation as defined in his employment agreement and an additional pro rata amount of such deferred compensation for the year of termination.

(2)	Amount represents three multiplied by the sum of salary and the average of bonus, deferred compensation, and incentive compensation earned over the past three years.

(3)	Amount includes the present value total of all life time benefits (including life and health insurance) and the present value of total perquisites for four years.

(4)	Amount represents the undiscounted value of deferred compensation under Mr. J. Corasanti’s employment agreement as of December 31, 2011 totaling $2,474,609. This amount would be payable over a period up to 120 months with interest. This amount also includes executive and registrant contributions and earnings under the Benefits Restoration Plan.

(5)	Upon termination without just cause, the vesting date for all outstanding SARs, RSUs and PSUs will accelerate to the date of termination. The value shown for unvested SARs, represents the difference between the exercise price and December 31, 2011 year-end closing stock price on the NASDAQ of $25.67. Value shown for unvested RSUs and PSUs is based on the December 31, 2011 year-end closing stock price on the NASDAQ of $25.67.

33

All other NEOs are subject to the severance policy applicable to all eligible employees. This policy allows for 1½ weeks of severance pay for each year of service, not to exceed 26 weeks.

Termination/Change In Control

This table includes amounts payable as a result of a termination following a change in control. A change in control is defined generally as an acquisition of 25% or more of the outstanding voting shares or a change in a majority of the Board of Directors. Change in control benefits are provided in accordance with each NEO’s Change in Control Agreement.

Name	Salary Continuation or Severance ($)	Benefits or Perquisites ($)	Deferred Compensation ($) (4)	Accelerated Option/SAR Vesting ($) (5)	Accelerated RSU Vesting ($) (5)	Section 280G Gross-Up ($) (6)	Total
Joseph J. Corasanti(1)	$3,479,153	$1,514,841	$2,625,064	$773,395	$2,233,290	$2,825,530	$13,451,273

Robert D. Shallish, Jr.	$1,910,991(2)	$61,045(3)	$52,472	$127,052	$400,452	$716,196	$3,268,208

Joseph G. Darling (7)	$2,471,238(2)	$156,274(3)	$74,139	$55,260	$965,192	$1,154,316	$4,876,419

Daniel S. Jonas	$1,698,384 (2)	$99,112 (3)	$48,067	$106,540	$308,040	$680,913	$2,941,056

Luke A. Pomilio	$1,848,132 (2)	$113,779(3)	$248,801	$106,540	$436,390	$790,248	$3,543,890

(1)	Mr. J. Corasanti would receive the same payments and benefits as if he were terminated without just cause according to his employment agreement, except he would also receive the Section 280G Gross-up. This is because the employment agreement has more favorable payments and benefits than his Change in Control Agreement and therefore supersedes the Change in Control Agreement.

(2)	Amount represents highest annual executive bonus plan compensation earned over the past three completed fiscal years plus three multiplied by the sum of the highest salary earned over the past twelve months and highest annual executive bonus plan compensation earned over the past three completed fiscal years.

(3)	Amount includes the present value of medical, dental, disability, long-term care (as applicable) and life insurance and total perquisites for three years.

(4)	Amount for Mr. J. Corasanti represents the undiscounted value of deferred compensation as of December 31, 2011 totaling $2,474,609. This amount would be payable over a period up to 120 months with interest. Deferred compensation for all NEOs includes the executive and registrant contributions and earnings under the Benefit Restoration Plan.

(5)	Upon a change in control, the vesting date for all outstanding SARs, RSUs and PSUs will accelerate to the date of termination. The value shown for unvested SARs, represents the difference between the exercise price and December 31, 2011 year-end closing stock price on the NASDAQ of $25.67. Value shown for unvested RSUs and PSUs is based on the December 31, 2011 year-end closing stock price on the NASDAQ of $25.67.

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(6)	Compensation and benefits in excess of three times compensation may be subject to a non-deductible 20% excise tax under Section 280G of the Code. To assure that the actual economic value of change in control benefits is equivalent for all participants, the program provides for a gross-up of this tax to the extent that the amounts giving rise to the excise tax are greater than 10% of the “golden parachute” safe-harbor amount. Amounts in this column estimate the tax gross-up assuming a change in control date of December 31, 2011 at a stock price of $25.67 per share.

(7)	Mr. Darling is entitled to earnings upon a change in control of Linvatec Corporation as defined in his Executive Severance Agreement. If Linvatec Corporation is sold or all assets are transferred and Mr. Darling’s title of President and comparable responsibilities were taken away upon such change in control, or Mr. Darling were terminated upon the change in control, Mr. Darling is entitled to payment of his salary then in effect for eighteen months totaling $529,551 at December 31, 2011.

DIRECTOR COMPENSATION

The Company uses a mix of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. Historically, director compensation consisted of a mix of three components: (i) an annual retainer for non-executive directors; (ii) per-meeting fees which varied based on whether the meeting was a full Board of Directors meeting or a limited or so-called “phone” meeting, Committee membership and whether the director was a member of a Committee or the chair of the Committee; and (iii) equity compensation for non-employee directors.

Pursuant to the Company's Corporate Governance Principles, the Compensation Committee and the full Board of Directors review director fees every three years. During 2009, the Compensation Committee retained the independent consulting firm Towers Watson & Co. to perform a market analysis of director compensation compared to the Company's list of peer companies. This analysis showed that the Company's director fees were approximately 50% less than the 25th percentile of fees paid to peer companies. As a result, after consultation with management, the Board agreed to increase director fees in stages over two years in the manner indicated below. These changes are expected to result in director compensation being below the median for the peer companies when the second stage of the director fee plan is implemented in 2011.

The below table describes the 2010 Director Fee Plan for payments to directors through June 30, 2011, the 2011 Director Fee Plan for payments to directors from July 1, 2011 and beyond. Equity award grants in 2011 were in accordance with the 2011 Director Fee Plan.

		2010 Director Fee Plan	2011 Director Fee Plan
Annual Retainers
(Paid Quarterly)	Directors (Non-Executive only)	$40,000	$45,000
	Lead Independent Director	$50,000	$60,000
	Chairman (None if Executive Officer)	$80,000 (two times the director fee)	$90,000 (two times director fee)
	Directors (If Executive Officer)	$20,000 (50% of Director Retainer)	$22,500 (50% of Director Retainer)
	Audit Committee Chair	$25,000	$30,000
	Audit Committee Member	$12,500	$15,000
	Governance/ Compensation Chair	$10,000	$15,000
	Governance/ Compensation Committee Member	$5,000	$7,500

Equity	Non-Employee Directors only	2,000 RSUs one year vest	3,000 RSUs one year vest
		1,000 SARs one year vest	1,000 SARs one year vest

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Cash Compensation Paid to Directors

For 2011, each non-executive director received compensation under the 2010 Director Fee Plan through June 30, 2011 and under the 2011 Director Fee Plan for the remainder of 2011.

Equity Compensation Awarded to Directors

In 2011, non-employee directors received 3,000 RSUs and 1,000 SARs which vest in one year. In 2012, non-employee directors will receive 3,000 RSUs and 1,000 SARs, annually, which vest in one year.

Director Compensation Table

(a)	(b)	( c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Eugene R. Corasanti	$85,000	$0	$0	$0	$0	$0	$85,000

Joseph J. Corasanti (3)	$0	$0	$0	$0	$0	$0	$0

Bruce F. Daniels	$76,250	$82,890	$10,428	$0	$0	$0	$169,568

Jo Ann Golden	$56,250	$82,890	$10,428	$0	$0	$0	$149,568

Stephen M. Mandia	$61,250	$82,890	$10,428	$0	$0	$0	$154,568

Stuart J. Schwartz	$61,250	$82,890	$10,428	$0	$0	$0	$154,568

Mark E. Tryniski	$75,000	$82,890	$10,428	$0	$0	$0	$168,318

(1)	Amounts in this column reflect the grant date fair value of RSUs in accordance with Compensation – Stock Compensation Topic of the FASB ASC. The assumptions made in the valuation of these awards are set forth in Note 7, (“Shareholders’ Equity”), to the Consolidated Financial Statements in Item 15 to the Company’s 2011 Annual Report on Form 10-K (available at http://www.conmed.com).

(2)	Amounts in this column reflect the grant date fair value of SARs in accordance with Compensation – Stock Compensation Topic of the FASB ASC. The assumptions made in the valuation of these awards are set forth in Note 7, (“Shareholders’ Equity”), to the Consolidated Financial Statements in Item 15 to the Company’s 2011 Annual Report on Form 10-K.

(3)	Mr. J. Corasanti’s director fees are included in his total compensation in the Summary Compensation Table and therefore excluded from above.

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(4)  Below is a summary of the stock options & SARs and RSUs outstanding for non-employee Directors.

Name	Option Awards Outstanding (#)	Stock Awards Outstanding (#)
Bruce F. Daniels	14,000	4,200

Jo Ann Golden	12,000	4,200

Stephen M. Mandia	18,500	4,200

Stuart J. Schwartz	14,000	4,200

Mark E. Tryniski	9,500	4,200

Director Stock Ownership Requirements and Hedging Policy

In order to give the directors a direct stake in the Company’s future and to directly align their interests with those long-term interests of the shareholders, effective July 31, 2009, the Company adopted guidelines to encourage outright share ownership by directors. The ownership guidelines required directors to own 2,000 shares. As of January 1, 2012, the Company amended the ownership guidelines to require directors to own three (3) times the annual retainer and the existing directors were given three (3) years to comply. The following share types are included under these guidelines: shares directly owned, shares jointly owned, estimated net after tax shares of unvested RSUs, and shares held in saving plan accounts. Any new directors will be required to be in compliance with these guidelines within five (5) years of becoming subject to this policy. These ownership guidelines also contain a holding period for equity-based awards until such time as the minimum share ownership is achieved. A complete copy of these guidelines is available on the Company’s web site in the investor relations section.

The Company also requires that its directors not hold any derivatives other than those issued by the Company. The intention of this policy is to align the interests of the Board of Directors with those of the holders of the Company’s common stock. As the Company currently has outstanding certain convertible notes that may be converted into the Company’s common stock if the conditions set forth in the indenture are satisfied, the Company permits its directors to hold such Notes even though such Notes are a derivative of the Company’s common stock as such holdings do not represent an expectation that the Company’s common stock will decrease in value.

All directors were in compliance with these guidelines as assessed as of December 31, 2011.

Vice Chairman Employment Agreement

In addition to Mr. Eugene Corasanti’s role as Chairman of the Board, the Company entered into an employment agreement with him effective January 1, 2007 pursuant to which he also serves as a Vice Chairman available to advise the Chief Executive Officer and to perform such other duties as required by the CEO and/or Board of Directors. Mr. E. Corasanti’s salary is at least $104,000 per year, and he also receives such equity compensation as may be granted by the Compensation Committee of the Board of Directors. Starting in 2007, Mr. E. Corasanti also began receiving the accrued deferred compensation benefit that he would otherwise have received had he retired as of December 31, 2006. The deferred compensation payout is being paid over ten years and is valued at $4,203,297 as of December 31, 2011. In addition, Mr. E. Corasanti is entitled to certain benefits under his prior employment agreement, including health insurance, pension, disability and other benefits generally available to all Company employees, as well as the continuation of certain perquisites such as an automobile allowance, club memberships and life and health insurance benefits during Mr. E. Corasanti’s life and the life of his wife.

Prior to December 31, 2001, the Company had paid all premiums on certain split-dollar life insurance policies with face amounts totaling $1,685,493 for the benefit of Mr. E. Corasanti. The Company has not paid or accrued premiums since fiscal year 2001. Premiums paid by the Company in prior years are treated by the Company as a loan to Mr. E. Corasanti, and at December 31, 2011, the aggregate amount due the Company from Mr. E. Corasanti related to these split-dollar life insurance policies is $281,272. This amount (and loans, if any, for future premiums) will be repaid to the Company on Mr. E. Corasanti’s death and the balance of the policy will be paid to his estate or beneficiaries.

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BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION;

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Board of Directors, which is presently composed of Eugene R. Corasanti, Joseph J. Corasanti, Bruce F. Daniels, Jo Ann Golden, Stephen M. Mandia, Stuart J. Schwartz, and Mark E. Tryniski establishes the compensation plans and specific compensation levels for Joseph J. Corasanti directly (with Messrs. E. Corasanti and J. Corasanti abstaining) and for other executive officers through the Compensation Committee, and administers the Company’s equity incentive plans through the Compensation Committee. Eugene R. Corasanti is the Chairman of the Board of Directors. Joseph J. Corasanti, the President and Chief Executive Officer of the Company, also serves as a director of the Company, an officer of several of the Company’s subsidiaries and is the son of Eugene R. Corasanti.

The Company employs the following persons who are related to certain officers of the Company in the manner indicated below. Employees who are related to officers and/or directors whose total compensation is less than $120,000 are not listed below.

Employee Name and Position	Officer(s) and/or Director(s) to whom Employee is Related	Relationship of Employee to Officer
David Corasanti, Marketing Manager, Endosurgery	Eugene R. Corasanti	Son
	Joseph J. Corasanti	Brother

Alan Rust, Corporate Distribution Director	William W. Abraham	Son-in-law

Compensation for the above-referenced employees, consisting solely of salary and bonus, ranged from $141,000 to $173,000 during 2011.

In March 2003, the Audit Committee adopted a written charter specifying that it would pre-approve all transactions in which the Company is a participant and in which a related person has or will have a direct or indirect material interest, including without limitation any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships. The charter requirement was incorporated into a policy in November 2003 under which requests for pre-approvals can be submitted to the Chair of the Audit Committee for pre-approval, with the Chair to report any such pre-approvals at the next scheduled meeting of the Audit Committee. Under the policy, such related-person transactions must be approved or ratified by the Audit Committee. Further, any related-party transaction in which the projected spending is over $50,000 requires management to secure competitive bids to ensure that any proposal is reasonable with respect to costs. The Committee may also determine that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board. Related persons include any of our directors or executive officers and their family members.

In considering whether to approve or ratify any related-person transaction, the chair or Committee, as applicable, may consider all factors that they deem relevant to the transaction, including, but not limited to: the size of the transaction and the amount payable to or receivable from a related person; the nature of the interest of the related person in the transaction; the Company’s prior dealings, if any, with the related party; whether the transaction may involve a conflict of interest; and whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

To identify related-person transactions, at least once a year all directors and executive officers of the Company are required to complete questionnaires seeking, among other things, disclosure with respect to such transactions of which such director or executive officer may be aware.

INSURANCE FOR DIRECTORS AND OFFICERS

The Company has entered into directors’ and officers’ insurance policies with St. Paul Mercury Insurance Company, Federal Insurance Company, Illinois National Insurance Company and Liberty Insurance Underwriters Inc. covering the period from May 31, 2011 through May 31, 2012 at a total cost of $360,998 which covers directors and officers of the Company and its subsidiaries.

ANNUAL REPORT

The annual report for the fiscal year ended December 31, 2011, including financial statements, is being furnished with this proxy statement to shareholders of record on April 3, 2012. The annual report does not constitute a part of the proxy soliciting material and is not deemed “filed” with the SEC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of April 3, 2012, by each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director and nominee director, by each of the NEOs and by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Eugene R. Corasanti (1)	221,690	*
Joseph J. Corasanti (2)	702,502	2.39
Bruce F. Daniels (3)	15,500	*
Joseph G. Darling (4)	22,973	*
Jo Ann Golden (5)	20,117	*
Daniel S. Jonas (6)	59,856	*
Stephen M. Mandia (7)	28,150	*
Luke A. Pomilio (8)	80,533	*
Stuart J. Schwartz (9)	17,100	*
Robert D. Shallish, Jr. (10)	118,253	*
Mark E. Tryniski (11)	17,400	*
Directors and executive officers as a group (14 persons) (12)	1,459,815	4.97
Heartland Advisors, Inc. (13) 789 North Water Street Milwaukee, WI 53202	2,129,510	7.25
Cramer Rosenthal McGlynn, LLC (14) 520 Madison Ave. New York, NY 10022	2,267,504	7.72
Frontier Capital Management Co., LLC (15) 99 Summer Street Boston, MA 02110	2,078,040	7.08
Dimensional Fund Advisors LP (16) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	2,405,589	8.19
Artisan Partners Holdings LP (17) 875 East Wisconsin Ave. Suite 800 Milwaukee, WI 53202	2,250,357	7.66
BlackRock, Inc. (18) 40 East 52nd Street New York, NY 10022	2,381,863	8.11
The Vanguard Group, Inc. (19) 100 Vanguard Blvd. Malvern, PA 19355	1,471,606	5.01

Unless otherwise set forth above, the address of each of the above listed shareholders is c/o

CONMED Corporation, 525 French Road, Utica, New York 13502

• * Less than 1%.

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(1)	Includes 142,500 options and SARs exercisable within 60 days, and 2,600 RSUs vesting within 60 days. Also includes 8,787 shares owned beneficially by the wife of Eugene R. Corasanti. Eugene R. Corasanti disclaims beneficial ownership of these shares.
(2)	Includes 593,491 options and SARs, exercisable within 60 days, and 29,000 RSUs vesting within 60 days. Also includes 750 shares owned beneficially by the wife and 2,100 shares owned beneficially by the children of Joseph J. Corasanti. Joseph J. Corasanti disclaims beneficial ownership of these shares. Joseph J. Corasanti is the son of Eugene R. Corasanti.
(3)	Includes 10,500 options and SARs exercisable within 60 days and 3,600 RSUs vesting within 60 days.
(4)	Includes 14,000 SARs exercisable within 60 days and 8,000 RSUs and PSUs vesting within 60 days.
(5)	Includes 10,500 options and SARs exercisable within 60 days and 3,600 RSUs vesting within 60 days.
(6)	Includes 49,000 options and SARs exercisable within 60 days and 4,000 RSUs vesting within 60 days.
(7)	Includes 17,000 options and SARs exercisable within 60 days and 3,600 RSUs vesting within 60 days.
(8)	Includes 63,000 options and SARs exercisable within 60 days and 5,000 RSUs vesting within 60 days.
(9)	Includes 10,500 options and SARs exercisable within 60 days and 3,600 RSUs vesting within 60 days.
(10)	Includes 82,400 options and SARs exercisable within 60 days and 4,800 RSUs vesting within 60 days.
(11)	Includes 8,000 SARs exercisable within 60 days and 3,600 RSUs vesting within 60 days.
(12)	Includes 1,081,391 options and SARs exercisable within 60 days and 80,110 RSUs vesting within 60 days held by the Directors, NEOs and the executive officers of the Company. Such 1,161,501 shares are equal to approximately 3.96% of the Common Stock outstanding. As of April 3, 2012 the Company’s directors and executive officers as a group (14 persons) are the beneficial owners of 298,314 shares which is approximately 1.02% of the Common Stock outstanding.
(13)	An Amendment to Schedule 13G filed with the SEC by Heartland Advisors, Inc. on February 10, 2012 indicates beneficial ownership of 2,129,510 shares of Common Stock by virtue of having shared voting power over 2,129,510 shares of Common Stock and shared power to dispose of 2,129,510 shares of Common Stock in its role as investment advisors for certain funds.
(14)	An Amendment to Schedule 13G filed with the SEC by Cramer Rosenthal McGlynn LLC on February 13, 2012 indicates beneficial ownership of 2,267,504 shares of Common Stock by virtue of having sole voting power over 2,212,254 shares of Common Stock and sole power to dispose of 2,267,504 shares of Common Stock in its role as investment advisors for certain funds.
(15)	An Amendment to Schedule 13G filed with the SEC by Frontier Capital Management Co., Inc. on February 13, 2012 indicates beneficial ownership of 2,078,040 shares of Common Stock by virtue of having sole voting power over 1,337,409 shares of Common Stock and sole power to dispose of 2,078,040 shares of Common Stock in its role as investment advisors for certain funds.
(16)	An Amendment to Schedule 13G filed with the SEC by Dimensional Fund Advisors LP on February 10, 2012 indicates beneficial ownership of 2,405,589 shares of Common Stock by virtue of having sole power to vote over 2,364,068 shares and sole power to dispose of 2,405,589 shares of Common Stock.
(17)	An Amendment to Schedule 13G filed with the SEC by Artisan Partners Holdings LP and certain other persons on February 6, 2012 indicates that (1) Artisan Partners Holdings LP, Artisan Investment Corporation, Artisan Partners Limited Partnership, Artisan Investments GP LLC, ZFIC, Inc., Andrew A. Ziegler and Carlene M. Ziegler beneficially own 2,250,357 shares of Common Stock by virtue of having shared voting power over 2,151,759 shares of Common Stock and shared power to dispose of 2,250,357 shares of Common Stock and (2) Artisan Partners Funds, Inc. beneficially owns 1,491,159 shares of Common Stock by virtue of having shared voting power over 1,491,159 shares of Common Stock and shared power to dispose of 1,491,159 shares of Common Stock. According to the Schedule 13G, the shares of Common Stock reported therein have been acquired on behalf of discretionary clients of Artisan Partners, including 1,491,159 shares of Common Stock on behalf of Artisan Partners Funds, Inc..
(18)	An Amendment to Schedule 13G filed with the SEC by BlackRock, Inc. on January 20, 2012 indicates beneficial ownership of 2,381,863 shares of Common Stock by virtue of having sole voting power over 2,381,863 shares of Common Stock and sole power to dispose of 2,381,863 shares of Common Stock in its role as investment advisor for certain funds.
(19)	A Schedule 13G filed with the SEC by The Vanguard Group, Inc. on February 6, 2012 indicates beneficial ownership of 1,471,606 shares of Common Stock by virtue of having sole voting power over 44,231 shares of Common Stock, sole power to dispose of 1,427,375 shares of Common Stock and shared power to dispose of 44,231 shares of Common Stock.

On April 3, 2012, there were 812 shareholders of record of the Company’s Common Stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated by the Securities and Exchange Commission, the Company is required to identify, based solely on a review of reports filed under Section 16(a) of the Securities Exchange Act of 1934, and furnished to the Company pursuant to Rule 16a-3(c) thereunder, each person who, at any time during its fiscal year ended December 31, 2011, was a director, officer or beneficial owner of more than 10% of the Company’s Common Stock that failed to file on a timely basis any such reports. Based on such reports, the Company is not aware of any such failure to file on a timely basis any such reports by any such person that has not previously been disclosed, except as follows: Form 4s for Eugene Corasanti and Stephen Mandia for November 17, 2011 trades related to the redemption of convertible notes on the same terms and conditions offered to all holders of the notes, were not filed until December 9, 2011.

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EXHIBIT A

CONMED CORPORATION

EXECUTIVE BONUS PLAN

Section 1. Purpose. The purpose of the Executive Bonus Plan of CONMED Corporation is to provide for annual incentive compensation to designated employees. The Corporation’s objectives in maintaining the Plan are to (i) attract, retain and motivate the executives required to manage the Corporation, and (ii) promote the achievement of rigorous but realistic financial goals and encourage intensive fact-based business planning while meeting quality and FDA compliance objectives as well as compliance with the Corporation’s ethics policy.

Capitalized terms are defined at the end of this document.

Section 2. Eligibility and Criteria. The Committee shall designate, in writing, the Participants for any Performance Period, the Target Awards for the Participants, and the Performance Goals for the Participants. The Performance Goals are to be established by the Committee, in writing, within the lesser of (i) first ninety (90) days of the Performance Period or (ii) if the Performance Period is less than one (1) year, within the maximum period allowed pursuant to Section 162 (m) of the Code.

Section 3. Administration. The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof; any such subcommittee shall consist solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto). Subject to the provisions of the Plan, the Committee shall have exclusive power to select the Participants and determine the amount of, or the method of determining, the Awards to be made to Participants. The Committee is authorized to interpret the Plan, to establish, amend or rescind any rules and regulations and to make any other determination that it deems necessary or desirable for the administration of the Plan.

Section 4. Award Determination, Time and Form of Payment. As soon as reasonably practical following the availability of the performance results for the completed Performance Period, the Committee shall determine the Company’s performance in relation to the Performance Goals for that period and certify in writing whether the Performance Goals were satisfied. Except as provided below, Awards shall not be paid unless the Committee has certified, in writing, that applicable Performance Goals have been achieved; Awards shall be paid in a cash lump sum, subject to the Participant’s election into the Corporation’s Benefits Restoration Plan, as soon as practicable (but no later than thirty (30) days) following the Committee’s written certification of the Performance Goals. No Participant shall receive an Award in excess of $2,000,000.

Section 5. Termination of Employment.

(a)     Termination of Employment Other Than from Death, Disability or Retirement.

A Participant who terminates employment during the Performance Period for reasons other than death, Disability or Retirement shall not be eligible to receive an Award for the Performance Period which includes the Participant’s date of termination of employment. The Committee shall have discretion regarding the treatment of a Participant who terminates employment after the Performance Period but prior to the payment of the Award in situations where the Performance Goals have been achieved during the Performance Period.

(b)     Termination Due to Death, Disability or Retirement.

A Participant who terminates employment during a Performance Period due to death or Disability or Retirement shall be eligible to receive an Award equal to the Award which would have been earned by such Participant pursuant to Section 4, pro-rated for that portion of the Performance Period during which the Participant was employed, provided the Performance Goal is met. Payment under this provision would coincide with payments made to all other Participants as described above. In the event of death, such amount shall be payable to the Participant’s estate.

(c)     Recoupment

Awards under this Plan shall be subject to recoupment or clawback as may be required by applicable law, or the Company’s recoupment policies as they may be amended from time to time.

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Section 6. Miscellaneous.

(a)     Withholding.

The Corporation shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income, payroll, or other taxes required by law to be withheld with respect to such payment.

(b)     Claims Procedures

A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a “Claimant”) may file a written request for such benefit with the Committee or its delegate, setting forth the claim. The Committee shall deliver a reply to the Claimant within 30 days of receipt of the claim.

Within 30 days after receipt by the Claimant of the denial, the Claimant may request in writing that the Committee review its determination. If the Claimant does not request a review of the initial determination within the 30 day time period, the Claimant shall be barred and estopped from challenging the determination.

Within 30 days after the Committee’s receipt of a request for appeal, it shall review the initial denial. After considering all materials presented to the Committee, the Committee shall render an opinion, drafted in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the denial and containing specific references to the pertinent provisions of the Plan upon which the decision is based. Notwithstanding any other provision herein to the contrary, the Committee’s determination on all matters relating to the Plan and any amounts payable thereunder shall be final, binding and conclusive on all parties.

(c)     Notices

Any notice required or permitted under this Plan shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Participant at his or her address hereinabove set forth or such other address as he or she may designate in writing to the Corporation, or to the Corporation, Attention: Secretary, at 525 French Road, Utica, New York 13502, with a copy to the General Counsel or such other address as the Corporation may designate in writing to the Participant.

(d)     Failure To Enforce Not A Waiver

The failure of the Corporation to enforce at any time any provision of this Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

(e)     No Limitation on Rights of the Corporation

The grant of an Award shall not in any way affect the right or power of the Corporation to make adjustments, reclassification or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. Notwithstanding anything in the Plan to the contrary, neither the Corporation nor any of its officers, directors, employees, or agents shall have any liability to any Participant (or his or her beneficiaries or heirs) under the Plan or otherwise on account of any action taken, or not taken, in good faith by any of the foregoing persons with respect to the business or operations of the Corporation.

(f)      Plan Unfunded

The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any amounts under the Plan.

(g)     Amendment and Termination of the Plan

The Committee may amend, modify or terminate this Plan at any time and from time to time provided such amendments, modifications, or terminations, unless required by law, become effective in the next Performance Period. Notwithstanding any provision of the Plan to the contrary, no amendment to the Plan requiring shareholder approval shall become effective unless and until so approved.

(h)     No Right to Continued Employment

Participation in the Plan shall impose no obligation on the Corporation, its subsidiaries, or any affiliate to continue the employment of the Participant and shall not lessen or affect the Corporation’s, subsidiary’s, or any affiliate’s right to terminate the employment of such Participant.

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(i)      Assignment

The rights to an Award may not be assigned, alienated, attached, sold or transferred, pledged or otherwise disposed of or encumbered by the Participant, otherwise than by will or by the laws of descent and distribution. Any attempt to assign, transfer, pledge or otherwise dispose of an Award contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon any Award shall be null, void and without effect.

(j)      Successors

Except as herein provided, this Plan shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger or acquisition) or assigns.

(k)     Governing Law

This Plan shall be governed by and construed according to the laws of the State of New York without regard to conflict of law principles.

(l)      Effective Date

This Plan is effective as of January 1, 2012 and, to the extent intended to qualify under Section 162(m) of the Code, subject to the affirmative vote of the holders of a majority of all shares of common stock of the Corporation present in person or by proxy at the Annual Meeting of the Company to be held on May 21, 2012. Any Target Awards intended to qualify under Section 162(m) of the Code that are established under the Plan prior to such shareholder approval shall be conditioned upon such approval.

Section 7. Definitions

As used in the Plan, the following terms have the following meanings:

“Award” shall mean the compensation granted to a Participant by the Committee for a Performance Period pursuant to the Plan.

“Board” shall mean the Board of Directors of the Corporation.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee to which the Compensation Committee delegates its duties.

“Corporation” and “Company” shall mean CONMED Corporation, a New York corporation and its wholly-owned subsidiaries.

“Covered Employee” shall mean a Participant who is either a “Covered Employee” within the meaning of Section 162(m) of the Code or a Participant who the Committee has identified as a potential Covered Employee within the meaning of Section 162(m) of the Code.

“Disability” shall mean a physical or mental disability or infirmity, which at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Corporation or its insurers and acceptable to the Participant or the Participant’s legal representative (such agreement as to acceptability not be withheld unreasonably).

“Exchange Act or Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provision and rules thereto.

“Participant” shall mean the officers of the Corporation who are identified by the Committee as participants in this Plan.

“Performance Goals” shall mean the stated business criterion or criteria upon which the achievement of the Awards for a Performance Period are based. The performance criteria that will be used to establish such Performance Goal(s) will be based upon or derived from one or more of the following as designated by the Committee on a Corporation specific basis, business unit basis or in comparison with peer group performance: (a) earnings per share; (b) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (c) net income; (d) operating income; (e) return on shareholders’ equity (also referred to as return on investments); (f) attainment of strategic and operational

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initiatives; (g) economic value-added models; (h) maintenance or improvement of profit margins; (i) stock price, including, without limitation, as compared to one or more stock indices; (j) market share; (k) revenues, sales or net sales; (l) return on assets; (m) book value per share; (n) expense management; (o) improvements in capital structure; (p) costs; and/or (q) cash flow. In addition, to the degree consistent with the Code, the performance criteria may be calculated without regard to extraordinary, unusual and/or non-recurring items.

“Performance Period” shall mean the period of time over which specific Performance Goals are to be measured, as determined by the Committee at the time the Target Award is established.

“Plan” shall mean the executive Bonus Plan of CONMED Corporation

“Retirement” shall mean such time as a Participant ends employment with the Company provided the Participant’s combined age and years of service amount to at least 65.

“Target Award” shall mean the award established for a Performance Period by the Committee expressed as a percentage of base salary.

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EXHIBIT B

CONMED CORPORATION

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

1	PURPOSE.

The purpose of the Amended and Restated Long-Term Incentive Plan of CONMED Corporation (the “Plan”) is to promote the long term financial interests of CONMED Corporation (the “Company”), including its growth and performance, by encouraging employees of the Company and its subsidiaries and consultants who provide important services to the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees and consultants of outstanding ability, and providing employees and consultants with an interest in the Company parallel to that of the Company’s stockholders. To achieve these purposes, the Company may grant Awards of Stock Options, Restricted Shares, Restricted Share Units, Stock Appreciation Rights, Performance Shares, Performance Share Units and Other Awards to key employees and consultants selected by the Compensation Committee, all in accordance with the terms and conditions set forth in the Plan.

The Plan was originally adopted by the Board of Directors of CONMED Corporation on March 3, 1999 as The CONMED Corporation 1999 Long-Term Incentive Plan, and was approved by the stockholders of CONMED Corporation on May 18, 1999. The Plan expired on December 31, 2008, was amended and restated effective as of February 24, 2009 and was further amended and restated effective as of February 29, 2012, subject to the approval by the stockholders of CONMED Corporation at the May 21, 2012 Annual Shareholder Meeting.

The amendments made to the Plan shall affect only Awards granted on or after the “Effective Date” (as hereinafter defined). Awards granted prior to the Effective Date shall be governed by the terms of the Plan and Award Agreements as in effect prior to the Effective Date. The terms of the Amended and Restated Plan are not intended to affect the interpretation of the terms of the Plan as they existed prior to the Effective Date. In the event that this Amended and Restated Long-Term Incentive Plan is not approved by the stockholders of CONMED Corporation, the Amended and Restated Long-Term Incentive Plan shall be null and void and of no force or effect, but the Amended and Restated 1999 Long-Term Incentive Plan and the Awards granted thereunder on or prior to May 21, 2012 shall remain in full force and effect.

2	DEFINITIONS. The following definitions are applicable to the Plan:
2.1	“Award” shall mean an award determined in accordance with the terms of the Plan.
2.2	“Award Agreement” shall mean the agreement evidencing an Award as described in Section 12.1 of the Plan.
2.3	“Board of Directors” shall mean the Board of Directors of the Company.
2.4	“Committee”shall mean the Compensation Committee of the Board of Directors, or such other committee of the Board as the Board may select from time to time to administer the Plan pursuant to Section 4. The Committee shall be composed of not less than two directors of the Company. The Board of Directors may also appoint one or more directors as alternate members of the Committee. No officer or employee of the Company or of any subsidiary shall be a member or alternate member of the Committee. The Committee shall at all times be comprised solely of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and in such a manner as to satisfy the “non-employee” director standard contained in Rule 16b-3 promulgated under the Exchange Act.
2.5	“Common Stock” shall mean the common stock, par value $.01 per share, of the Company.
2.6	“Covered Employee” means, at the time of an Award (or such other time as required or permitted by Section 162(m) of the Internal Revenue Code) (i) the Company’s Chief Executive Officer (or an individual acting in such capacity), (ii) any employee of the Company or its subsidiaries who, in the discretion of the Committee for purposes of determining those employees who are “covered employees” under Section 162(m) of the Internal Revenue Code, is likely to be among the four other highest compensated officers of the Company for the year in which an Award is made or payable, and (iii) any other employee of the Company or its subsidiaries designated by the Committee in its discretion.

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2.7	“Effective Date” means the date the Plan is approved by the stockholders of CONMED Corporation.
2.8	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.9	“Fair Market Value” shall mean, per share of Common Stock, the closing price of the Common Stock on the NASDAQ Stock Market or, if applicable, principal securities exchange on which the shares of Common Stock are then traded, or, if not traded, the price set by the Committee.
2.10	“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
2.11	“Participant” shall mean an employee of the Company or any subsidiary or a consultant who is party to a consulting agreement with the Company or any subsidiary, in each case who is selected by the Committee to participate in the Plan.
3	SHARES SUBJECT TO THE PLAN.
3.1	Subject to adjustment as provided in Section 17 of the Plan, the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall be equal to the number of shares available for grant under the Amended and Restated 1999 Long-Term Incentive Plan, plus an additional 1,000,000 shares. Notwithstanding anything contained herein to the contrary, in no event shall more than 1,000,000 shares of Common Stock (subject to adjustment as provided in Section 17 of this Plan) be available in the aggregate for the issuance of Common Stock pursuant to Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units and Other Awards granted under the Plan. The shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares or shares acquired in the open market specifically for distribution under the Plan, as the Company may from time to time determine. The maximum number of shares with respect to which Stock Options or Stock Appreciation Rights may be granted to an individual in any calendar year is 200,000 shares of Common Stock. The maximum number of shares of Common Stock with respect to which Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units or Other Awards that, in each case, are intended to qualify as performance-based compensation under Section 162(m) of the Code may be granted to an individual grantee in any calendar year is 200,000 shares of Common Stock (or, to the extent that such Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value of such number of shares of Common Stock at the closing price on the last trading day of the performance period), subject to adjustment pursuant to Section 17. For purposes of the immediately preceding sentence, “trading day” shall mean a day in which the shares of Common Stock are traded on the NASDAQ Stock Market or, if applicable, the principal securities exchange on which the shares of Common Stock are then traded.
3.2	If any Award under the Plan, in whole or in part, expires unexercised, is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, if shares of Common Stock are surrendered or withheld from any Award to satisfy a Participant’s income tax or other withholding obligations, or if shares of Common Stock owned by the Participant are tendered to pay for the exercise of a stock option under the Plan, then those shares covered by such expired, forfeited, terminated or canceled Awards or the number of shares equal to the number of shares surrendered or withheld in respect thereof shall again become available to be delivered pursuant to Awards granted under the Plan. Any shares of Common Stock (a) delivered by the Company, (b) with respect to which Awards are made by the Company and (c) with respect to which the Company becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or otherwise acquired for the purposes of the Plan.
4	ADMINISTRATION.
4.1	The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number or any officer of the Company to execute and deliver documents on behalf of the Committee and the Committee may delegate to one or more employees, agents or officers of the Company, or to one or more third party consultants, accountants, lawyers or other advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate.

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4.2	Subject to the provisions of the Plan, the Committee (or its delegate, within limits established by the Committee, with respect to non-Covered Employees and employees who are not subject to Section 16 of the Exchange Act) shall have the authority in its sole discretion to (i) exercise all of the powers granted to it under the Plan (including but not limited to, selection of the Participants, determination of the type, size and terms of Awards to be made to Participants, determination of the shares, share units or types of Other Awards subject to Awards, the restrictions, conditions and contingencies to be applicable in the case of specific Awards, and the time or times at which Awards shall be exercisable or at which restrictions, conditions and contingencies shall lapse), (ii) construe, interpret, and implement the Plan and all Award Agreements, (iii) establish, prescribe, amend and rescind any rules and regulations relating to the Plan, including rules governing its own operations, (iv) determine the terms and provisions of any agreements entered into hereunder, (v) make all other determinations necessary or advisable for the administration of the Plan, (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect, (vii) amend any outstanding Award Agreement to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, or, to the extent permitted under applicable tax laws, to waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or reflect a change in the grantee’s circumstances (e.g., a change to part time employment status) and (viii) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended (including, without limitation, canceling underwater options without payment to the grantee), (2) shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee and (3) Awards may be settled by the Company, any of its subsidiaries or affiliates or any of its or their designees. Other than as provided in Section 17, the Committee shall not be permitted to reduce the exercise price of a Stock Option (or reduce the reference price of a Stock Appreciation Right) after such Award has been granted).
4.3	Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.
4.4	No Liability. No member of the Board of Directors or the Committee or any employee of the Company or its subsidiaries or affiliates (each such person, a “Covered Person”) shall have any liability to any person (including any grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
5	ELIGIBILITY. All employees of the Company and its subsidiaries and consultants who are parties to consultancy agreements with the Company or any subsidiary, in each case who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee in its sole discretion, are eligible to be Participants in the Plan. In addition, the Committee may from time to time deem other employees of the Company or its subsidiaries or consultants eligible to participate in the Plan to receive equity awards consistent with legal requirements. The granting of any Award to a Participant shall not entitle that Participant to, nor disqualify that Participant from, participation in any other grant of an Award.

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6	AWARDS. Awards under the Plan may consist of: (i) stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options) granted pursuant to Section 7 (“Stock Options”), (ii) performance shares granted pursuant to Section 8.1 (“Performance Shares”), (iii) performance share units granted pursuant to Section 8.1 (“Performance Share Units”), (iv) stock appreciation rights granted pursuant to Section 9 (“Stock Appreciation Rights” or “SARs”), (v) restricted shares granted pursuant to Section 10 (“Restricted Shares”), (vi) restricted share units granted pursuant to Section 10 (“Restricted Share Units”) and (vii) other types of equity-based Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, granted pursuant to Section 11 (“Other Awards”). Awards of Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units and Other Awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions); provided, however, that such dividends or dividend equivalents shall be paid or provided in a manner compliant with Section 409A of the Internal Revenue Code (“Section 409A”). Notwithstanding any other provision of the Plan to the contrary, all Awards under the Plan shall be subject to (a) a minimum vesting schedule of at least thirty-six months following the date of grant of the Award, provided that such vesting schedule (1) may be on a monthly, quarterly or yearly pro-rata basis and (2) shall not apply to awards that are assumed or substituted for in connection with Section 21 of the Plan; and (b) the Company’s Recoupment Policy, as it may be amended from time to time.
7	STOCK OPTIONS. The Award Agreement pursuant to which any Stock Option that is intended to qualify as an incentive stock option is granted shall specify that the option granted thereby shall be treated as an incentive stock option. The Award Agreement pursuant to which any nonstatutory stock option is granted shall specify that the option granted thereby shall not be treated as an incentive stock option. The Committee shall establish the option price at the time each Stock Option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. Stock Options shall be exercisable for such period as specified by the Committee, but in no event may options be exercisable for a period of more than ten years after their date of grant. The option price of each share as to which a Stock Option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of shares of Common Stock owned by the Participant valued at Fair Market Value as of the date of exercise, subject to such guidelines for the tender of Common Stock as the Committee may establish, in such other consideration as the Committee deems appropriate, or by a combination of cash, shares of Common Stock and such other consideration. The Committee, in its sole discretion, may grant to a Participant the right to transfer Common Stock acquired upon the exercise of a part of a Stock Option in payment of the exercise price payable upon immediate exercise of a further part of the Stock Option.
8	PERFORMANCE AWARDS.
8.1	Performance Shares and Performance Share Units. Performance shares may be granted in the form of actual shares of Common Stock or as Performance Share Units having a value equal to an identical number of shares of Common Stock. In the event that a stock certificate is issued in respect of Performance Shares, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the Performance Shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee in accordance with Section 8.2 below, and shall be reflected in the Award Agreement pursuant to which the Performance Shares or Performance Share Units are granted. The Committee shall determine in its sole discretion whether Performance Share Units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.
8.2	Performance Goals. The Committee may establish performance goals with respect to any Award using one or more of the following objectives: (a) market share (including, without limitation, the market share of trading volume in certain types of securities), (b) earnings, (c) earnings per share, (d) operating profit, (e) operating margin, (f) return on equity, (g) return on assets, (h) total return to stockholders, (i) technology improvements, (j) return on investment capital, (k) revenue growth, (l) cash flow, (m) reliability, (n) revenue growth (o) quality objectives and (p) such other objectives or performance measures as the Committee may select. In addition, Awards may be subject to comparisons of the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. If an Award of Performance Shares or Performance Share Units is made on such basis, the Committee shall establish the relevant performance conditions, in writing, within 90 days after the commencement of the performance period (or such later date as may be required or permitted by Section 162(m) of the Internal Revenue Code). Following the completion of each performance period and prior to the payment of any Award, the Committee shall certify in writing

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whether the performance goals for such performance period have been met. The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to an Award of performance shares or performance share units to a Covered Employee, notwithstanding the achievement of a specified performance condition, but may not increase the amount of payment with respect to such an Award. An Award of Performance Shares or Performance Share Units to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the Participant’s termination of employment prior to the end of the performance period for any reason, such Award will be payable only (A) if the applicable performance conditions are achieved and (B) to the extent, if any, as the Committee shall determine.
9	STOCK APPRECIATION RIGHTS. Stock Appreciation Rights (“SARs”) may be granted either alone or in connection with a Stock Option, as the Committee determines and as reflected in the Award Agreement pursuant to which such SAR is granted. A SAR granted in connection with an incentive stock option may be granted only when the incentive stock option is granted. A SAR granted in connection with a nonstatutory stock option may be granted either when the related nonstatutory stock option is granted or at any time thereafter, including, in the case of any nonstatutory stock option resulting from the conversion of an incentive stock option to a nonstatutory stock option, simultaneously with or after the conversion. A Participant electing to exercise a SAR shall deliver written notice to the Company of the election identifying the SAR and, if applicable, the related option with respect to which the SAR was granted to the Participant, and specifying the number of whole shares of Common Stock with respect to which the Participant is exercising the SAR. Upon exercise of the SAR, if applicable, the related option shall be deemed to be surrendered to the extent that the SAR is exercised. SARs may be exercised only (i) on a date when the Fair Market Value of a share of Common Stock exceeds the exercise price stated in the Award Agreement or, if applicable, the Award Agreement for the Stock Option related to that SAR and (ii) in compliance with any restrictions that may be set forth in the Award Agreement pursuant to which the SAR was granted. The amount payable upon exercise of a SAR may be paid by the Company in cash, or, if the Committee shall determine in its sole discretion, in shares of Common Stock (taken at their Fair Market Value at the time of exercise of the SAR) or in a combination of cash and shares of Common Stock; provided, however, that if the SAR is granted in connection with a Stock Option, in no event shall the total number of shares of Common Stock that may be paid to a Participant pursuant to the exercise of a SAR exceed the total number of shares of Common Stock subject to the related Stock Option. A SAR shall terminate and may no longer be exercised upon the first to occur of (a) if applicable, exercise or termination of the related Stock Option or (b) any termination date specified in the Award Agreement pursuant to which the SAR is granted. In addition, the Committee may, in its sole discretion at any time before the occurrence of a Change in Control, amend, suspend or terminate any SAR theretofore granted under the Plan without the holder’s consent; provided that, in the case of amendment, no provision of the SAR, as amended, shall be in conflict with any provision of the Plan. If the SAR is granted in connection with a Stock Option, the amendment, suspension or termination of any such SAR by the Committee as described in the immediately preceding sentence shall not affect the holder’s rights in any related Stock Option.
10	RESTRICTED SHARES and RESTRICTED SHARE UNITS. Restricted Shares may be granted in the form of actual shares of Common Stock or Restricted Share Units having a value equal to an identical number of shares of Common Stock. In the event that a stock certificate is issued in respect of Restricted Shares, such certificate shall be registered in the name of the Participant but shall be held by the Company until the end of the restricted period. The employment conditions and the length of the period for vesting of Restricted Shares or Restricted Share Units shall be reflected in the Award Agreement pursuant to which such Restricted Shares or Restricted Share Units are granted. The Committee shall determine in its sole discretion whether Restricted Share Units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.
11	OTHER AWARDS. The Committee may grant types of equity-based Awards (including the grant or offer for sale of unrestricted shares of Common Stock and other performance shares) other than Stock Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares and Performance Share Units in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. The terms of such Other Awards shall be reflected in Award Agreement pursuant to which such Other Award is granted.
12	AWARDS UNDER THE PLAN.
12.1	Award Agreements. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

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12.2	Rights as a Stockholder. The Award Agreement shall specify whether (and under what circumstances) the grantee of an Award (or other person having rights pursuant to an Award) shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Award. Except as otherwise provided in Section 17, no adjustments shall be made for dividends or distributions (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) on, or other events relating to, shares of Common Stock subject to an Award for which the record date is prior to the date such shares are delivered.
13	CHANGE IN CONTROL.
13.1	In the event of a Change in Control, as hereinafter defined, (i) the restrictions applicable to all shares of Restricted Shares and Restricted Share Units shall lapse and such shares and share units shall be deemed fully vested, (ii) all Restricted Shares granted in the form of share units shall be paid in cash, (iii) all Performance Shares granted in the form of shares of Common Stock or Performance Share Units shall be deemed to be earned in full, (iv) all Performance Shares granted in the form of share units shall be paid in cash, and (v) each a Stock Option and SAR that is not exercisable in full shall be deemed fully vested. The amount of any cash payment in respect of a Restricted Share Unit or Performance Share Unit shall be equal to: (A) in the event the Change in Control is the result of a tender offer or exchange offer for Common Stock, the final offer price per share paid for the Common Stock or (B) in the event the Change in Control is the result of any other occurrence, the aggregate per share value of Common Stock as determined by the Committee at such time. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.
13.2	A “Change in Control” shall mean the occurrence of any one of the following events: (i) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board of Directors (the “Company Voting Securities”); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any of its subsidiaries, (B) by any employee benefit plan sponsored or maintained by the Company or any of its subsidiaries, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Control Transaction (as defined in clause (iii) below), (ii) during any period of not more than two years, individuals who constitute the Board of Directors of the Company as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the beginning of the period; whose election or nomination for election was approved by a vote (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) of at least three-quarters of the Incumbent Directors who remain on the Board of Directors, including those directors whose election or nomination for election was previously so approved, shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director; (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Company (or any such type of transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for the transaction or the issuance of securities in the transaction or otherwise) (a “Business Combination”), unless immediately following such Business Combination: (a) more than 60% of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100% of the Company Voting Securities) eligible to elect directors of such corporation is represented by shares that were Company Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Company Voting Securities immediately prior to the Business Combination, (b) no person (other than any holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Company (or the corporation resulting from such Business Combination)) immediately following the consummation of the Business Combination becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business

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Combination, and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions in clauses (a), (b) and (c) is referred to hereunder as a “Non-Control Transaction”); or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the sale of all or substantially all of its assets. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
14	WITHHOLDING. The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.
15	NONTRANSFERABILITY. No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution. Notwithstanding the immediately preceding sentence, the Committee may, subject to the terms and conditions it may specify, permit a Participant to transfer any nonstatutory stock options granted to him pursuant to the Plan to one or more of his immediate family members or to trusts established in whole or in part for the benefit of the Participant and/or one or more of such immediate family members. During the lifetime of the Participant, a nonstatutory stock option shall be exercisable only by the Participant or by the immediate family member or trust to whom such Stock Option has been transferred pursuant to the immediately preceding sentence. For purposes of the Plan, (i) the term “immediate family” shall mean the Participant’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members and trusts established in whole or in part for the benefit of the Participant and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of a nonstatutory stock option to such immediate family member or trust, nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or the Participant by reason of Section 162(m) of the Internal Revenue Code.
16	NO RIGHT TO EMPLOYMENT OR CONSULTANCY. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any subsidiary or retained as a consultant with the Company or any subsidiary. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder. Any obligation of the Company under the Plan to make any payment at any future date merely constitutes the unsecured promise of the Company to make such payment from its general assets in accordance with the Plan, and no Participant shall have any interest in, or lien or prior claim upon, any property of the Company or any subsidiary by reason of that obligation.
17	ADJUSTMENT OF AND CHANGES IN COMMON STOCK.
17.1	The Committee shall adjust the number of shares of Common Stock authorized pursuant to Section 3.1 and shall adjust the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award relates (including whether such Award may be terminated and settled by payment of cash) and the exercise or strike price of any Award), in such manner as it deems appropriate to prevent the enlargement or dilution of rights, or otherwise deems it appropriate, for any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock-split, reverse stock split, stock dividend, spin-off, split-up, combination or reclassification or exchange of the shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or any other change in corporate structure or event the Committee determines in its sole discretion affects the capitalization of the Company, including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 17.1, the number of shares of Common Stock subject to each outstanding Award shall be rounded up or down to the nearest whole number, as determined by the Committee and consistent with the requirements of applicable tax law. Notwithstanding anything in the Plan to the contrary, any adjustments,

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modifications or changes of any kind made pursuant to this Section 17.1 shall be made in a manner compliant with Section 409A.

17.2	Except as provided in Section 3.1 or under the terms of any applicable Award Agreement, there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan.
17.3	There shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided in Section 3.1, as adjusted by 17.1) or other property that may be delivered pursuant to any Award.
18	AMENDMENT. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, and that such amendments shall be effected in a manner compliant with applicable tax law and subject to Section 23 of the Plan.
19	EFFECTIVE DATE AND TERMINATION. The Plan was originally effective as of January 1, 1999, the Amended and Restated 1999 Long Term Incentive Plan was effective as of February 24, 2009 and the Amended and Restated Plan is effective as of the Effective Date. Subject to earlier termination pursuant to Section 18 of the Plan or by the action of the Board of Directors, the Plan shall remain in effect until May 21, 2022.
20	PURCHASE FOR INVESTMENT. Each person acquiring Common Stock pursuant to any Award may be required by the Company to furnish a representation that he or she is acquiring the Common Stock so acquired as an investment and not with a view to distribution thereof if the Company, in its sole discretion, determines that such representation is required to ensure that a resale or other disposition of the Common Stock would not involve a violation of the Securities Act of 1933, as amended, or of applicable blue sky laws. Any investment representation so furnished shall no longer be applicable at any time such representation is no longer necessary for such purposes.
21	AWARDS THROUGH THE ASSUMPTION OF OR IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER COMPANIES. Awards may be granted under the Plan through the assumption of or substitution for awards held by employees of a company who become employees of the Company or any subsidiary as a result of the merger or consolidation of the employer company with the Company or any subsidiary, or the acquisition by the Company or any subsidiary of the assets of the employer company, or the acquisition by the Company or any subsidiary of stock of the employer company as a result of which it becomes a subsidiary. The terms, provisions, and benefits of the assumed or substitute Awards so granted may vary from the terms, provisions, and benefits set forth in or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the terms, provisions, and benefits of the awards assumed or in substitution for which they are granted.
22	GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of New York.
23	SECTION 409A. It is the Company’s intent that the Plan and Awards granted hereunder comply with or be exempt from the requirements of Section 409A and that agreements evidencing Awards be administered and interpreted accordingly. If and to the extent that any payment or benefit under this Plan is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A and is payable to a Participant by reason of the Participant’s termination of employment, then (a) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A under applicable regulations and (b) if the Participant is a “specified employee” (within the meaning of Section 409A and as determined by the Company), such payment or benefit shall be made or provided on the date that is six months and one day after the date of the Participant’s separation from service (or earlier death). Any amount not paid in respect of the six-month period specified in the preceding sentence will be paid to the Participant in a lump sum on the date that is six months and one day after the Participant’s separation from service (or earlier death). Each payment made under the Plan shall be deemed to be a separate payment for purposes of Section 409A. If and to the extent that any Award is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A and such Award is payable to a Participant upon a Change in Control, then no payment shall be made pursuant to such Award unless such Change in Control constitutes a “change in the ownership of the corporation”, “a change in effective control of the corporation”, or “a change in the ownership of a substantial portion of the assets of the corporation” within the meaning of Section 409A; provided that if such Change in Control does not constitute a “change in the ownership of the corporation”, “a change in effective control of the corporation”, or “a change in the ownership of a substantial portion of the assets of the corporation” within the meaning of Section 409A, then the Award shall still fully vest upon such Change in Control, but shall be payable upon the

B-8

original schedule contained in the Award. If and to the extent that any Award is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A and such Award is payable to a Participant upon disability, then no payment shall be made pursuant to such Award unless such disability constitutes disability” within the meaning of Section 409A; provided that if such disability does not constitute “disability” within the meaning of Section 409A, then the Award shall still fully vest upon such disability, but shall be payable upon the original schedule contained in the Award. Notwithstanding anything to the contrary in Section 1, the provisions of this Section 23 shall be effective as of January 1, 2009 and shall apply to all Awards under the Plan regardless of when “granted and regardless of whether the Plan is approved by the stockholders of CONMED Corporation. Neither the Company nor its affiliates shall have any liability to any Participant, Participant’s spouse or other beneficiary of any Participant’s spouse or other beneficiary of any Participant or otherwise if the Plan or any amounts paid or payable hereunder are subject to the additional tax and penalties under Section 409A.

B-9

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X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
CONMED CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—MAY 21, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph J. Corasanti and Daniel S. Jonas, and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of CONMED Corporation (the "Company") held of record by the undersigned on April 3, 2012, at the Annual Meeting of Shareholders to be held May 21, 2012, and at any adjournment thereof.

	For	With-held	For All Except
(1) Election of directors	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
(2) Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2012.	☐	☐	☐
(3) Advisory vote on executive compensation.	☐	☐	☐
(4) To approve the CONMED Corporation Executive Bonus Plan.	☐	☐	☐
(5) To approve the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐

(6) In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

All as more particularly described in the Company's Proxy Statement, dated April 10, 2012 (the "Company's Proxy Statement"), relating to such meeting, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDER-SIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEMS (1), (2), (3), (4) AND (5) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The above signed hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Please be sure to date and sign this proxy card in the box below.

Date ____________

Sign above ____________ Co-holder (if any) sign above ____________

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If executed by a partnership, please sign in partnership name by authorized persons.

Detach above card, sign, date and mail in postage paid envelope provided.

CONMED CORPORATION
525 French Road—Utica, New York 13502

PLEASE PROMPTLY MARK, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/2982

2982

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
CONMED CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—MAY 21, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph J. Corasanti and Daniel S. Jonas, and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of CONMED Corporation (the "Company") held of record by the undersigned on April 3, 2012, at the Annual Meeting of Shareholders to be held May 21, 2012, and at any adjournment thereof.

4
0
1
(k)

	For	With-held	For All Except
(1) Election of directors **NOMINEES:** **Eugene R. Corasanti, Joseph J. Corasanti, Bruce F. Daniels, Jo Ann Golden, Stephen M. Mandia, Stuart J. Schwartz, and Mark E. Tryniski** **INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.**	☐	☐	☐

____

	For	Against	Abstain
(2) Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2012.	☐	☐	☐
(3) Advisory vote on executive compensation.	☐	☐	☐
(4) To approve the CONMED Corporation Executive Bonus Plan.	☐	☐	☐
(5) To approve the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐

(6) In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

All as more particularly described in the Company's Proxy Statement, dated April 10, 2012 (the "Company's Proxy Statement"), relating to such meeting, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDER-SIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEMS (1), (2), (3), (4) AND (5) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The above signed hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Please be sure to date and sign this proxy card in the box below.

Date ____________

Sign above ____________ Co-holder (if any) sign above ____________

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If executed by a partnership, please sign in partnership name by authorized persons.

Detach above card, sign, date and mail in postage paid envelope provided.

CONMED CORPORATION
525 French Road—Utica, New York 13502

PLEASE PROMPTLY MARK, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/2982

7304

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
CONMED CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—MAY 21, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph J. Corasanti and Daniel S. Jonas, and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of CONMED Corporation (the "Company") held of record by the undersigned on April 3, 2012, at the Annual Meeting of Shareholders to be held May 21, 2012, and at any adjournment thereof.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ______ Co-holder (if any) sign above

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If executed by a partnership, please sign in partnership name by authorized persons.

ESPP

	For	With-held	For All Except
(1) Election of directors **NOMINEES:** **Eugene R. Corasanti, Joseph J. Corasanti, Bruce F. Daniels, Jo Ann Golden, Stephen M. Mandia, Stuart J. Schwartz, and Mark E. Tryniski**	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
(2) Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 2012.	☐	☐	☐
(3) Advisory vote on executive compensation.	☐	☐	☐
(4) To approve the CONMED Corporation Executive Bonus Plan.	☐	☐	☐
(5) To approve the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐

(6) In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

All as more particularly described in the Company's Proxy Statement, dated April 10, 2012 (the "Company's Proxy Statement"), relating to such meeting, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDER-SIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEMS (1), (2), (3), (4) AND (5) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The above signed hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Detach above card, sign, date and mail in postage paid envelope provided.

CONMED CORPORATION

525 French Road—Utica, New York 13502

PLEASE PROMPTLY MARK, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/2982

7603

April 10, 2012

To: Recipients of Common Stock from the Company’s Employee Stock Purchase Plan

As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of ConMed Corporation (the “Company”). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you pursuant to the Employee Stock Purchase Plan (the “Plan”) will be voted.

Enclosed with this letter is a voting instruction ballot, which will permit you to vote the shares, granted to you. The Proxy Statement and Annual Financials are available at https://www. cfpproxy.com/2982. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot, no later than May 11, 2012, to:

Registrar and Transfer Company

10 Commerce Drive

Cranford, NJ 07016

The Registrar and Transfer Company will certify the totals to Solium Capital (“Solium”) for the purpose of having those shares voted by Solium.

We urge each of you to vote, as a means of participating in the governance of the affairs of the company. If your voting instructions for the shares held in the Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

**Please note that the enclosed material relates only to those shares which have been granted to you under the Employee Stock Purchase Plan. You will receive separate voting material for shares related to other plans that are voted independently from this ballot.

Sincerely,

/s/ Joseph J. Corasanti
Joseph J. Corasanti
President and Chief Executive Officer